SEMIANNUAL REPORT April 30, 2000

NUVEEN Investments Invest well. Look ahead. LEAVE YOUR MARK.sm


EXCHANGE-TRADED Funds

Dependable, tax-free income to help you keep more of what you earn.

INVESTMENT QUALITY
NQM
SELECT QUALITY
NQS
QUALITY INCOME
NQU
PREMIER INCOME
NPF


PHOTO OF: WATER
PHOTO OF: 2 CHILDREN

Credit Quality Highlights
As of April 30, 2000


Nuveen Investment Quality Municipal Fund, Inc. (NQM)


AAA/U.S. Guaranteed                 69%
AA                                  13%
A                                   10%
BBB/NR                              9%



Nuveen Select Quality Municipal Fund, Inc. (NQS)


AAA/U.S. Guaranteed                 71%
AA                                  9%
A                                   8%
BBB/NR                              12%



Nuveen Quality Income Municipal Fund, Inc. (NQU)


AAA/U.S. Guaranteed                 62%
AA                                  14%
A                                   6%
BBB/NR                              18%



Nuveen Premier Municipal Income Fund, Inc. (NPF)

AAA/U.S. Guaranteed                 62%
AA                                  14%
A                                   9%
BBB/NR                              15%


CONTENTS
 1 Dear Shareholder
 3 Portfolio Managers' Comments
 6 NQM's Performance Overview
 7 NQS's Performance Overview
 8 NQU's Performance Overview
 9 NPF's Performance Overview
10 Portfolio of Investments
37 Statement of Net Assets
38 Statement of Operations
39 Statement of Changes in Net Assets
41 Notes to Financial Statements
46 Financial Highlights
48 Build Your Wealth Automatically
49 Fund Information

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

Side bar text:
"Building and sustaining wealth requires sound, ongoing advice."

Dear Shareholder

The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. I also encourage you to read the Portfolio Manager's Comments later in this report, where your Fund's manager takes a com prehensive look at the investment environ ment and performance of your Fund for this period.

As an income-oriented investment, we believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives and solutions you need to help you meet your personal and family goals.


NEW WAYS TO
THINK ABOUT WEALTH

In the past few years, much attention
has been directed toward the ways we're accumulating wealth. At Nuveen, we believe it is just as important for investors also to focus on preserving that wealth, on the responsibilities wealth brings with it, and on the legacies we will leave for future generations.

This long-term perspective is a key to understanding our portfolio management strategies, our insistence on quality and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is encapsulated well in our brand theme: Invest Well. Look Ahead. Leave Your Mark.SM


INVEST WELL

Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound on-going advice, and the discipline to stay focused on long-term results. With today's abun dance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most impor tant financial assets.

LOOK AHEAD

We urge all our investors to look ahead, not only to their own goals and futures, but toward those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery and potential that may one day make the year 2000 seem as archaic as the year 1900. We don't know all that the future will bring, but we do know that a well-diversified, carefully-monitored investment program that combines elements of growth, income and capital preservation will form a solid foundation that can help meet whatever opportunities and challenges the new century has to offer.


LEAVE YOUR MARK

With the enormous wealth creation of the last decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape their own and their family's financial future. These may include establishing trusts, endowments or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that can help meet goals that extend far beyond the boundaries of a single lifespan.


Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors may be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that help you Look Ahead, Invest Well and Leave Your Mark.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 2000


Sidebar text: "We believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

Nuveen National Exchange-Traded Funds (NQM, NQS, NQU, NPF)
PORTFOLIO MANAGER'S COMMENTS


PORTFOLIO MANAGERS TOM FUTRELL, RICK HUBER, BILL FITZGERALD, AND STEVE PETERSON REVIEW THE NATIONAL ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN NATIONAL EXCHANGE-TRADED FUNDS. TOM, BILL, AND STEVE HAVE HAD PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR NQM, NQU, AND NPF, RESPECTIVELY, SINCE THE FUNDS' INCEPTIONS IN THE EARLY 1990S, WHILE RICK HAS MANAGED NQS SINCE 1998.


WHAT FACTORS AFFECTED THE U.S. ECONOMY
OVER THE PAST 12 MONTHS?

In April 2000, the United States entered its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. While the strong growth trends and relatively benign inflation that have been the hallmarks of this expansion remained largely in place, unabated consumer spending and tight labor markets kept the Federal Reserve concerned that the pace of growth would eventually trigger a resurgence of inflation.


The shift in financial market sentiment to worries about runaway growth and inflationary pressures was a marked contrast to the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this change in sentiment - in addition to consumer spending and the scarcity of qualified workers - include the quick recovery of the global economy following the 1998 events, rising commodity prices, and the accelerating effect of excess cash created to ensure liquidity during the transition into the year 2000.


All of this prompted the Federal Reserve to embark on a tightening path. In June 1999 the Fed began a series of five short-term interest rate increases that eventually increased the federal funds rate by 1.25% to 6.0%. (In May, the Fed raised rates a sixth time, bringing the fed funds rate to 6.5%.) As the Fed acted and then continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. The shift in the economic landscape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. government accelerated its program to buy back Treasury debt. This has created some severe dislocations within and between Treasuries and other bond markets. Following the Fed's rate hikes, the Treasury yield curve remained inverted, with the yield on a two-year notes about 60 basis points higher than that of a 30-year bond.


The Fed's rapid action to rein in the monetary base, plus the shift in policy from global monetary stimulus to restraint, has provided a foundation that may help to counterbalance some of the current pressures in the economy. Investors continue to hope that the Fed's moves will not jeopardize the expansion by doing too little or too much, but instead successfully engineer a soft landing for the U.S. economy.


HOW HAVE THESE EVENTS
AFFECTED THE MUNICIPAL MARKET?

The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending April 2000, long-term municipal yields rose about 80 basis points, compared with a 30-point gain in 30-year Treasury yields. Concurrent with the rise in yields, municipal bond prices slumped. As a result, by the end of April 2000, long-term municipal yields were 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.


During the first four months of 2000, new municipal issuance declined more than 26% from the level of the first four months of 1999. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local govern ments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.


According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors grew 11%. As of January 2000, these investors held 34% of the out standing municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Buying by mutual and money market funds, which together accounted for

29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies, the fourth largest group of municipal bond holders with 14%, had less cash to spend on municipals due to claims from natural disasters and pricing competition - although we have seen a recent pick up in demand from this group.


The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local munici palities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.


WERE THE FUNDS' DIVIDENDS
AFFECTED BY THIS ENVIRONMENT?

During the past year, good call protection helped to support the dividend of NPF and shield the income of this Fund from erosion. As of April 30, 2000, NPF had provided shareholders with 21 consecutive months of stable dividends. However, the eroding effect of a num ber of bond calls removed some higher-yielding bonds from the portfolios of NQM, NQS, and NQU. This, as well as higher rates paid to the Funds' MuniPreferred(R) shareholders, led to dividend adjustments in each of these Funds over the past 12 months. Despite these adjustments, all of the Funds continued to provide competitive market yields.


All of these Funds are approaching their ten-year anniversaries, meaning many of the high coupon bonds purchased at the time of their inceptions may become subject to calls. The proceeds from these calls will be used to purchase current coupon bonds that generally may pay a lower rate of interest than the bonds they replace. While we actively manage the portfolios to try to mitigate the effects of this process, continued bond calls in the current market environment may have the net effect of reducing the income the Funds generate to pay dividends.


In addition, all four Funds are leveraged. Leverage tends to enhance the dividends paid to common shareholders, but the extent of that benefit is tied to some degree to the short-term rates the Funds pay their MuniPreferred shareholders. As short-term rates rise, the income available for common shareholders decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding impact on short-term municipal rates. This contributed to the recent dividend adjust ments in three of the Funds, and may continue to exert an influence on the common share dividends if short-term rates continue at historically high recent levels.


OVERALL, HOW DID THESE NUVEEN FUNDS
PERFORM OVER THE PAST YEAR?

For the 12 months ended April 30, 2000, the Nuveen Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and Lipper Peer Group2 also are presented.


                                                                                 LEHMAN
                                                                                  TOTAL            LIPPER
                    MARKET YIELD                 TOTAL RETURN ON NAV            RETURN1          AVERAGE2
============================================================================================================
                                               1 YEAR                              1 YEAR        1 YEAR
                           TAXABLE-             ENDED          TAXABLE-             ENDED        ENDED
           4/30/00      EQUIVALENT3           4/30/00       EQUIVALENT3           4/30/00        4/30/00
============================================================================================================
NQM          7.19%           10.42%            -5.03%            -2.26%            -0.92%        -5.73%
------------------------------------------------------------------------------------------------------------
NQS          7.39%           10.71%            -3.19%            -0.35%            -0.92%        -5.73%
------------------------------------------------------------------------------------------------------------
NQU          7.53%           10.91%            -2.68%             0.32%            -0.92%        -5.73%
------------------------------------------------------------------------------------------------------------
NPF          7.16%           10.38%            -2.93%            -0.05%            -0.92%        -5.73%
============================================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund later in this report.

The relative underperformance of the Funds' total returns on NAV when compared with the Lehman Index can be attributed largely to their durations,4 which are a measure of each Fund's NAV volatility in reaction to interest rate movements. These are leveraged Funds, and while leveraging can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened when we look to add call protec tion to the portfolios. As of April 30, 2000, the durations of the four national Funds covered in this report ranged from 9.66 to 14.39, compared with the Lehman Brothers Municipal Bond Index's 7.42.


The longer the duration, the more sensitive the Fund's NAV is to changes in interest rates in either direction. During a period of falling interest rates, bond prices rise and a long duration enables a Fund's NAV to participate more fully in market gains. Conversely, when interest rates rise (as they have over most of the past year), a long duration can make the Fund's NAV more vulnerable to price declines and produce weaker total return performance.


Even though leveraging and increasing call protection tend to lengthen duration, we believe these actions strengthen each Fund's ability to maintain attractive dividends over the long-term and should position the Funds to benefit from any bond market recovery.


WHAT ABOUT THE FUNDS'
SHARE PRICE PERFORMANCE?

The uncertain economic environment, coupled with an investor focus on equity market performance, has tended to dampen interest in most fixed-income products. This lack of demand has put pressure on the prices of many municipal bond investments, including these four Funds.


1 The Funds' performance is com pared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index compris ing a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 50 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/ total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leverag ing process for the Funds and therefore differs from the dura tion of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

As shown in the charts on the Performance Overview pages, the share prices for all four Funds have gradually declined over much of the past year. These price declines generally were larger than the declines in the Funds' NAVs. Over the past year, all four Funds saw their premiums (share price above NAV) move to discounts (share price below NAV). With the market prices of the Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE 12 MONTHS ENDED APRIL 30, 2000?

The past 12 months represented a challenging period for fixed-income investments, including these Nuveen funds. However, it also provided opportunities to improve the Funds' structures by adding diversification, strengthening the Funds' long-term dividend-paying capabilities, and enhancing tax efficiency by offsetting potential capital gains with capital losses.


Overall, we continued to be value investors, searching for undervalued bonds, overlooked sectors of the market, and value not yet recognized by other investors. We believe Nuveen's experienced Research team provided an advantage in this area, helping us identify attractive situations and supplying the background we needed to understand issuers.


This was especially true in sectors such as healthcare and utilities, where deregulation and other concerns have caused some investors to stay away completely. In NQM, Nuveen Research helped us explore and take advantage of opportunities in the single and multi-family housing sectors.


As of April 30, 2000, NQU's largest concentration was in New York. In NQM and NQS, we have been replacing prerefunded bonds, especially those in demand by the retail market, with issues offering longer maturities and extended call protection. The recent market provided opportunities to implement this strategy with no significant loss of income.


As of April 30, 2000, all four Funds offered excellent credit quality, with the portion of their assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 76% to 81%. This was balanced by allocations of BBB/non-rated bonds
- from 9% in NQM to 18% in NQU - that generally provided higher yields as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN FUNDS?

The bonds we added to the portfolios during the past year should help to increase the Funds' call protection and protect portfolio income. NPF currently offers good levels of call protection, with approximately 13% of its portfolio subject to calls between now and the end of 2001. We have also been watching for pricing inefficiencies and trading bonds with special call features when it benefited the Fund. While NQS and NQU are well protected for the remainder of this year, in 2001 these Funds enter the period when the likeli hood of bond calls increases. In 2001, these two Funds face potential calls affecting 20-35% of their portfolios. Conversely, once NQM, the oldest of these four Funds, completes the calls it faces in 2000, it will again offer good levels of protection.


Our strategies for addressing the bonds calls include closely monitoring call activity and taking advantage of opportunities to sell bonds before their call dates, replacing them with the best bonds available in the market at the time of sale. In NQU, our goal will be to spread out the call exposure as evenly as possible over the next few years.


In addition, we plan to further diversify NQU by purchasing additional California and Illinois bonds. These two states not only are characterized by strong economies, but also offer adequate supply, which enhances our ability to find the types of bonds that can potentially benefit our shareholders.


NQU also plans to look at purchasing some of the so-called "tobacco bonds." These high-yield bonds, which are backed by payments from tobacco companies participating in the master settlement agreement with 46 states, have performed well in recent months.


More generally, we plan to focus on the same strategies that we have emphasized in all of these Funds over the past six months, including portfolio diversification and enhanced dividend payment capabilities. We also plan to continue to monitor the call activity in these Funds and address call protection needs as opportunities present themselves. In NQS, this includes selling bonds with short call dates as the market enables us to do so. We expect the market to continue working its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we are ready to take advantage of developing situations. We believe the Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the future.

Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NQM



PORTFOLIO STATISTICS

Inception Date                                6/90
---------------------------------------------------
Share Price                               $12 7/16
---------------------------------------------------
Net Asset Value                             $13.98
---------------------------------------------------
Market Yield                                 7.19%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.42%
---------------------------------------------------
Fund Net Assets ($000)                    $800,612
---------------------------------------------------
Average Effective Maturity (Years)           20.61
---------------------------------------------------
Leverage-Adjusted Duration                   14.39
---------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -15.66%        -5.03%
---------------------------------------------------
5-Year                         3.26%         4.83%
---------------------------------------------------
Since Inception                5.03%         7.00%
---------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -12.91%        -2.26%
---------------------------------------------------
5-Year                         6.30%         7.82%
---------------------------------------------------
Since Inception                8.16%        10.18%
---------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                20%
---------------------------------------------------
Healthcare                                     16%
---------------------------------------------------
Housing/Single-Family                          11%
---------------------------------------------------
Water and Sewer                                10%
---------------------------------------------------
Transportation                                 10%
---------------------------------------------------


BARCHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99     0.08
6/99     0.08
7/99     0.08
8/99     0.08
9/99     0.08
10/99    0.08
11/99    0.08
12/99    0.077
1/00     0.077
2/00     0.077
3/00     0.0745
3/00     0.0745


LINECHART:
SHARE PRICE PERFORMANCE
5/7/99   15.63
         15.56
         15.25
         15.25
         15.31
         14.94
         15.38
         14.94
         15.25
         15.25
         15.25
         15.06
         15.13
         14.88
         14.19
         14.38
         14.38
         14.19
         13.94
         13.88
         13.63
         13.69
         13.13
         13.06
         13.31
         13.5
         13
         12.94
         12.75
         12.38
         11.5
         11.88
         11.69
         12.25
         12.13
         12.13
         12.75
         13.06
         13.06
         12.69
         12.75
         12.56
         12.19
         11.88
         12.25
         12.75
         12.81
         12.5
         12.31
         12.44
4/28/00  12.44
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0038 per share.

Nuveen Select Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NQS


PORTFOLIO STATISTICS

Inception Date                                3/91
---------------------------------------------------
Share Price                                $12 1/2
---------------------------------------------------
Net Asset Value                             $14.02
---------------------------------------------------
Market Yield                                  7.39%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   10.71%
---------------------------------------------------
Fund Net Assets ($000)                    $754,003
---------------------------------------------------
Average Effective Maturity (Years)           19.26
---------------------------------------------------
Leverage-Adjusted Duration                   12.46
---------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -13.81%         -3.19%
---------------------------------------------------
5-Year                         4.04%          5.63%
---------------------------------------------------
Since Inception                4.85%          6.93%
---------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -10.98%         -0.35%
---------------------------------------------------
5-Year                         7.08%          8.65%
---------------------------------------------------
Since Inception                7.96%         10.07%
---------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                 18%
---------------------------------------------------
Tax Obligation/General                          13%
---------------------------------------------------
Utilities                                       12%
---------------------------------------------------
Transportation                                  12%
---------------------------------------------------
Tax Obligation/Limited                          11%
---------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99     0.0795
6/99     0.0795
7/99     0.0795
8/99     0.0795
9/99     0.0795
10/99    0.0795
11/99    0.0795
12/99    0.0795
1/00     0.0795
2/00     0.0795
3/00     0.077
4/00     0.077

LINECHART:
SHARE PRICE PERFORMANCE
5/7/99   15.5
         14.94
         14.88
         15.06
         15
         14.75
         14.94
         14.63
         14.94
         14.94
         15.06
         14.94
         14.75
         14.63
         14
         14.31
         14.31
         14.13
         13.75
         13.75
         13.69
         13.69
         12.88
         12.88
         13.13
         13.19
         13.19
         13.13
         13
         12.5
         11.75
         12
         12.06
         12.5
         12.5
         12.56
         13.19
         13.44
         13.25
         13.25
         13.19
         12.81
         12.13
         12.38
         12.5
         13
         12.94
         12.81
         12.44
4/28/00  12.5
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0060 per share.

Nuveen Quality Income Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NQU


PORTFOLIO STATISTICS

Inception Date                                6/91
---------------------------------------------------
Share Price                                $12 3/4
---------------------------------------------------
Net Asset Value                             $14.14
---------------------------------------------------
Market Yield                                 7.53%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.91%
---------------------------------------------------
Fund Net Assets ($000)                  $1,218,710
---------------------------------------------------
Average Effective Maturity (Years)           17.35
---------------------------------------------------
Leverage-Adjusted Duration                    9.66
---------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -16.69%        -2.68%
---------------------------------------------------
5-Year                         4.69%         5.76%
---------------------------------------------------
Since Inception                5.01%         7.01%
---------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -13.85%         0.32%
---------------------------------------------------
5-Year                         7.78%         8.85%
---------------------------------------------------
Since Inception                8.13%        10.15%
---------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                32%
---------------------------------------------------
Transportation                                 15%
---------------------------------------------------
Tax Obligation/General                          9%
---------------------------------------------------
Utilities                                       8%
---------------------------------------------------
Water and Sewer                                 8%
---------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0855
6/99     0.0855
7/99     0.0855
8/99     0.0855
9/99     0.0855
10/99    0.0855
11/99    0.0855
12/99    0.0825
1/00     0.0825
2/00     0.0825
3/00     0.08
4/00     0.08


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   16.56
         16.13
         15.88
         15.69
         15.69
         15.56
         15.75
         15.5
         15.81
         16.13
         15.94
         15.81
         15.75
         15.5
         15.06
         15.13
         15.31
         15.19
         15.06
         14.81
         14.88
         14.88
         13.75
         13.69
         14
         14
         13.81
         13.88
         13.56
         12.75
         12.38
         12.38
         12.19
         12.81
         12.69
         12.56
         13.19
         13.63
         13.5
         13.31
         13.25
         13.13
         12.38
         12.38
         12.75
         13.06
         13.69
         13.25
         12.75
4/28/00  12.75
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Premier Municipal Income Fund, Inc.
Performance Overview
As of April 30, 2000

NPF


PORTFOLIO STATISTICS

Inception Date                               12/91
---------------------------------------------------
Share Price                                $13 1/2
---------------------------------------------------
Net Asset Value                             $14.10
---------------------------------------------------
Market Yield                                 7.16%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.38%
---------------------------------------------------
Fund Net Assets ($000)                    $447,830
---------------------------------------------------
Average Effective Maturity (Years)           13.48
---------------------------------------------------
Leverage-Adjusted Duration                   11.24
---------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                       -10.34%        -2.93%
---------------------------------------------------
5-Year                         6.10%         5.87%
---------------------------------------------------
Since Inception                5.53%         6.87%
---------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        -7.56%        -0.05%
---------------------------------------------------
5-Year                         9.13%         8.91%
---------------------------------------------------
Since Inception                8.54%         9.89%
---------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                33%
---------------------------------------------------
Housing/Multifamily                            13%
---------------------------------------------------
Tax Obligation/Limited                         12%
---------------------------------------------------
Tax Obligation/General                          9%
---------------------------------------------------
Healthcare                                      9%
---------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0805
6/99     0.0805
7/99     0.0805
8/99     0.0805
9/99     0.0805
10/99    0.0805
11/99    0.0805
12/99    0.0805
1/00     0.0805
2/00     0.0805
3/00     0.0805
4/00     0.0805



Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   16.13
         15.81
         15.81
         15.63
         15.56
         15.31
         15.38
         15
         15.19
         15.25
         15.31
         15.19
         15
         15.13
         14.88
         14.5
         14.5
         14.5
         14.38
         14.19
         14.13
         13.69
         13.19
         13.13
         13.31
         14.25
         13.94
         13.81
         13.56
         13.75
         12.38
         12.75
         12.56
         13
         13.38
         13.5
         13.63
         14.06
         14
         13.81
         13.75
         13.75
         13.38
         13.44
         13.44
         13.56
         13.88
         13.75
         13.5
4/28/00  13.5
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 3.7%

$      22,225   Jefferson County, Alabama, Sewer Revenue Capital Improvement            2/09 at 101           AAA        $21,412,010
                 Warrants, Series 1999-A, 5.750%, 2/01/38

       10,000   BMC Special Care Facilities Financing Authority of the City of         11/08 at 101           AAA          8,436,100
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.8%

       14,850   Alaska Housing Finance Corporation, General Housing Purpose             6/04 at 102           Aa2         14,725,112
                 Bonds, 1994 Series A, 5.400%, 12/01/13


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

        6,440   Arkansas Development Finance Authority, Home Mortgage               7/08 at 101 1/2           AAA          6,009,293
                 Revenue Bonds, 1998 Series A, 5.150%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.5%

        9,455   Certificates of Participation (1991 Financing Project), County of       9/06 at 102           AAA          9,632,754
                 Alameda, California, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21

       22,400   California Health Facilities Financing Authority, Kaiser Permanente,    5/03 at 102             A         19,880,224
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        5,925   State Public Works Board of the State of California, Lease              6/03 at 102           Aa3          5,706,486
                 Revenue Refunding Bonds (The Regents of the University of
                 California), 1993 Series A (Various University of California
                 Projects), 5.500%, 6/01/21

        9,740   Huntington Park Redevelopment Agency, Single Family Residential        No Opt. Call          AAA*         12,315,353
                 Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

        4,000   City of Loma Linda, California, Hospital Revenue Bonds                 12/03 at 102           N/R          3,504,320
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        5,000   Department of Water and Power of the City of Los Angeles,               5/03 at 102           AAA          4,035,200
                 Water Works Refunding Revenue Bonds, Second Issue of 1993,
                 4.500%, 5/15/23

        1,030   Natomas Unified School District (County of Sacramento,                 No Opt. Call           AAA          1,072,508
                 California), 1999 Refunding General Obligation Bonds,
                 5.950%, 9/01/21

       15,770   Ontario Redevelopment Financing Authority (San Bernardino              No Opt. Call           AAA         19,127,906
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

       13,145   City of Perris, California, Single Family Mortgage Revenue             No Opt. Call           AAA         16,288,232
                 Bonds (GNMA Mortgage-Backed Securities), 1988 Series B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.0%

        4,940   Castle Pines Metropolitan District, Douglas County, Colorado,          12/00 at 102           AAA          5,130,980
                 General Obligation Refunding and Improvement Bonds,
                 Series 1990, 7.625%, 12/01/15 (Pre-refunded to 12/01/00)

        1,745   Colorado Housing Finance Authority, Single Family Program               5/06 at 105           Aa2          1,841,481
                 Senior and Subordinate Bonds, 1996 Series B, 7.450%, 11/01/27

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
          820    8.000%, 11/15/25 (Alternative Minimum Tax)                            11/01 at 100           Aaa            859,475
                 (Pre-refunded to 11/15/01)
        2,265    8.000%, 11/15/25 (Alternative Minimum Tax)                            11/01 at 100          BBB+          2,346,472

       26,000   City and County of Denver, Colorado, Airport System Revenue            11/08 at 101           AAA         22,276,020
                 Bonds, Series 1998B, 5.000%, 11/15/25

        6,200   City and County of Denver, Colorado, Special Facilities Airport        10/02 at 102          Baa3          6,204,464
                 Revenue Bonds (United Air Lines Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

        7,865   Colorado Springs School District No. 11, El Paso County, Colorado,     12/07 at 125           AA-          9,208,342
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21



    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 2.0%

                Connecticut Housing Finance Authority, Housing Mortgage
                Finance Program Bonds, 1997 Series C:
$       1,000    5.700%, 11/15/17 (Alternative Minimum Tax)                            11/07 at 102            AA         $  967,680
        8,400    5.850%, 11/15/28 (Alternative Minimum Tax)                            11/07 at 102            AA          8,008,476

        6,640   Connecticut Housing Finance Authority, Housing Mortgage                 5/06 at 102            AA          6,681,500
                 Finance Program Bonds, 1996 Series D, Subseries D-2,
                 6.200%, 11/15/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.2%

        2,500   District of Columbia (Washington, D.C.), General Obligation            No Opt. Call           AAA          2,603,650
                 Bonds, Series 1998B, 6.000%, 6/01/16

        4,720   District of Columbia Housing Finance Agency, Collateralized            12/00 at 102           AAA          4,861,742
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)

       18,645   District of Columbia Water and Sewer Authority, Public Utility          4/09 at 160           AAA         17,806,161
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.8%

        4,000   Hillsborough County Port District, Florida (Tampa Port Authority),     12/00 at 102       Baa1***          4,165,880
                 Revenue Bonds, Series 1990, 8.250%, 6/01/09
                 (Pre-refunded to 12/01/00)

       20,000   Jacksonville Health Facilities Authority, Health Facilities Revenue    11/00 at 102           Aaa         20,704,000
                 Refunding Bonds, Daughters of Charity National Health System,
                 Inc., St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)

        7,500   City of Miami Beach Health Facilities Authority, Hospital Revenue      11/08 at 101           BBB          5,648,475
                 Bonds, Series 1998 (Mount Sinai Medical Center of
                 Florida Project), 5.375%, 11/15/28

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 6.2%

       17,500   City of Atlanta (Georgia), Airport General Revenue and Refunding        1/10 at 101           AAA         16,778,825
                 Bonds, Series 2000A, 5.600%, 1/01/30

       15,420   City of Atlanta (Georgia), Water and Wastewater, Revenue Bonds,         5/09 at 101           AAA         12,943,856
                 Series 1999A, 5.000%, 11/01/38

        2,250   Municipal Electric Authority of Georgia, Project One Special           No Opt. Call             A          2,423,475
                 Obligation Bonds, Fourth Crossover Series, 6.500%, 1/01/20

       10,000   Development Authority of Monroe County (Georgia), Pollution            10/00 at 101            A+         10,157,000
                 Control Revenue Bonds (Georgia Power Company Plant
                 Scherer Project), Second Series 1994, 6.750%, 10/01/24

        7,325   Wayne County Development Authority, Solid Waste Disposal                7/00 at 102          Baa2          7,490,618
                 Revenue Bonds (ITT Rayonier, Inc. Project), Series 1990,
                 8.000%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 5.4%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue            3/10 at 101            AA          4,772,940
                 Bonds (Olivet Nazarene University Project), Series 2000,
                 6.250%, 3/01/20

        6,820   City of Chicago, O'Hare International Airport, Special Facility        11/00 at 102          Baa1          6,993,978
                 Revenue Bonds (American Airlines, Inc. Project), Series 1990A,
                 7.875%, 11/01/25 (Alternative Minimum Tax)

        7,500   Community College District No. 508, Cook County, Illinois,             No Opt. Call           AAA          8,949,525
                 Certificates of Participation, 8.750%, 1/01/07

        3,305   Illinois Health Facilities Authority, Revenue Bonds,                   11/00 at 102         A3***          3,419,518
                 Series 1990 (Riverside Senior Living Center Project),
                 7.500%, 11/01/20 (Pre-refunded to 11/01/00)

        5,900   Community Unit School District Number 7, Madison County,               No Opt. Call           AAA          6,172,462
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue          5/03 at 103           AAA          3,677,780
                 Bonds, Series 1992A (FHA-Insured Mortgage Loan - Section 8
                 Assisted Project), 6.875%, 5/01/22

        1,280   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria       8/00 at 103            AA          1,317,158
                 Counties, and City of Waukegan, Lake County (Illinois), Jointly,
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

        5,390   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call           AAA          6,575,369
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07

          860   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call           AAA          1,049,131
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992B, 9.000%, 6/01/07


PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 1.4%

$       6,000   Hospital Authority of Delaware County (Indiana), Hospital               8/01 at 102           AAA         $6,260,040
                 Revenue Bonds, Series 1991 (Ball Memorial
                 Hospital), 6.625%, 8/01/16 (Pre-refunded to 8/01/01)

        5,065   M.S.D. of Steuben County K-5 Building Corporation, First                7/10 at 101           AAA          5,154,904
                 Mortgage Bonds, Steuben County, Indiana, Series 2000
                 Bonds, Non-Bank Qualified, 6.125%, 1/15/21


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3%

        4,070   Sedgwick and Shawnee Counties, Kansas, Single Family                   No Opt. Call           Aaa          4,498,123
                 Mortgage Revenue Bonds (Mortgaged-Backed Securities
                 Program), 1997 Series A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)

        4,760   City of Topeka, Kansas, Variable Rate Demand Industrial Revenue         8/16 at 100           AAA          6,225,604
                 Refunding Bonds, Series 1988 (Sunwest Hotel Corporation
                 Project), 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.1%

       12,500   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,         4/05 at 102            A1         12,331,125
                 1995 Series A (Louisville Gas and Electric Company
                 Project), 5.900%, 4/15/23

        1,075   Kentucky Housing Corporation, Housing Revenue Bonds                     7/00 at 102           AAA          1,103,058
                 (FHA-Insured/VA Guaranteed), 1990 Series C Bonds,
                 8.100%, 1/01/22 (Alternative Minimum Tax)

        3,700   County of Warren, Kentucky, Hospital Revenue Bonds,                     4/08 at 101           AAA          3,038,588
                 Series 1998 (Bowling Green - Warren County Community
                 Hospital Corporation), 4.875%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.7%

        3,430   East Baton Rouge Mortgage Finance Authority, Single Family              8/00 at 102           Aaa          3,499,286
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

        4,595   East Baton Rouge Mortgage Finance Authority, Single Family             10/07 at 102           Aaa          4,441,803
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        3,200   Parish of Jefferson, Louisiana, Home Mortgage Authority,               12/09 at 103           Aaa          3,497,984
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative Minimum Tax)

        3,320   Louisiana Public Facilities Authority, Extended Care Facilities        No Opt. Call           BBB          3,642,040
                 Revenue Bonds (Comm-Care Corporation Project),
                 Series 1994, 11.000%, 2/01/04

       11,545   Orleans Parish School Board, Public School Refunding Bonds,            No Opt. Call           AAA         14,575,216
                 Series 1987, 9.000%, 2/01/09


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.4%

        3,095   Maine State Housing Authority, Mortgage Purchase Bonds,                10/04 at 102            AA          3,197,661
                 1994 Series C-2, 6.875%, 11/15/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.5%

       16,250   City of Boston, Massachusetts, Revenue Bonds, Boston City               8/00 at 102           Aaa         16,685,988
                 Hospital (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

        5,375   Massachusetts Development Finance Agency, Assisted Living              12/09 at 102           N/R          5,360,918
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
        3,810    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                              7/00 at 102           Aaa          3,914,889
        5,450    9.000%, 7/01/15                                                        7/00 at 102           BBB          5,568,538

       20,750   Massachusetts Turnpike Authority, Metropolitan Highway                  1/09 at 101           AAA         17,386,010
                 System Revenue Bonds, 1999 Series A (Subordinated),
                 5.000%, 1/01/39

        4,000   Massachusetts Water Resources Authority, General Revenue                3/03 at 100           AAA          3,509,680
                 Refunding Bonds, Series 1993, 5.000%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.8%

        3,650   School District of the City of Detroit, Wayne County, Michigan,         5/09 at 101           AAA          3,001,578
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 4.750%, 5/01/28

       10,000   City of Detroit, Michigan, Water Supply System Revenue and             No Opt. Call           AAA         11,079,100
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15



    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 3.6%

$       5,000   The Dakota County Housing and Redevelopment Authority,                 No Opt. Call           AAA         $6,459,200
                 The Washington County Housing and Redevelopment Authority,
                 and the City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19
                 (Alternative Minimum Tax)

        2,860   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding           3/04 at 102           AAA          3,044,470
                 Bonds (St. Therese Southwest, Inc. Project), Series 1994A,
                 6.500%, 3/01/19 (Pre-refunded to 3/01/04)

       20,000   Minnesota Agricultural and Economic Development Board,                 11/10 at 101             A         19,241,800
                 Health Care System Revenue Bonds, Series 2000A (Fairview
                 Health Services), 6.375%, 11/15/29 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2%

        1,360   Mississippi Housing Finance Corporation, Single Family                 10/00 at 101           AAA          1,388,900
                 Mortgage Purchase Revenue Bonds, Series 1989 (GNMA
                 Mortgage-Backed Securities Program), 8.250%, 10/15/18
                 (Alternative Minimum Tax)

          560   Mississippi Home Corporation, Single Family Senior Revenue              9/00 at 103           AAA            579,477
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        1,950   Missouri Housing Development Commission, Single Family                  3/07 at 105           AAA          2,096,952
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.1%

        3,300   Nebraska Higher Education Loan Program, Inc., Student Loan              3/04 at 102           AAA          3,310,032
                 Program Revenue Bonds, 1993 Series B, 5.875%, 6/01/14
                 (Alternative Minimum Tax)

       13,330   Nebraska Investment Finance Authority, Single Family Housing        3/05 at 101 1/2           AAA         13,495,159
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.4%

        7,770   Metropolitan Transportation Authority (New York), Commuter              7/07 at 101           AAA          7,141,718
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                           10/07 at 101         A-***            100,691
        9,905    6.000%, 10/15/26                                                      10/07 at 101            A-          9,872,115

        7,000   New York City Municipal Water Finance Authority, Water                  6/06 at 101           AAA          6,864,970
                 and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

       11,500   New York City Municipal Water Finance Authority, Water                  6/00 at 100           AAA         11,524,380
                 and Sewer System Revenue Bonds, Fiscal 1991 Series A,
                 6.000%, 6/15/20 (Pre-refunded to 6/15/00)

                New York City Transitional Finance Authority, Future Tax Secured
                Bonds, Fiscal 2000 Series C:
        3,850    5.875%, 11/01/16 (WI)                                                  5/10 at 101            AA          3,929,811
        5,000    5.500%, 11/01/24 (WI)                                                  5/10 at 101            AA          4,764,250

       14,235   Dormitory Authority of the State of New York, City University          No Opt. Call          Baa1         15,260,774
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990D, 8.750%, 7/01/02


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.7%

        2,795   Charlotte Mortgage Revenue Refunding Bonds (FHA-Insured                11/07 at 100           AAA          2,967,284
                 Mortgage - Double Oaks Apartments), 7.350%, 5/15/26

       19,200   North Carolina Eastern Municipal Power Agency, Power System             1/07 at 102           AAA         18,994,368
                 Revenue Bonds, Refunding Series 1996 B, 5.875%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.2%

        2,000   City of Bismarck, North Dakota, Health Care Revenue Bonds,              7/08 at 102           AAA          1,672,300
                 Series 1998A (St. Alexius Medical Center), 5.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.0%

        8,650   County of Cuyahoga, Ohio, Hospital Improvement Revenue                  2/09 at 101            A-          8,040,089
                 Bonds, Series 1999 (The Metrohealth System Project),
                 6.150%, 2/15/29



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.3%

$       8,990   Northern Wasco County Peoples Utility District, Wasco County,          12/03 at 102           Aa1         $8,135,051
                 Oregon, McNary Dam Fishway Hydroelectric Project Revenue
                 Bonds, Series 1993 (Bonneville Power Administration),
                 5.200%, 12/01/24

        2,500   State of Oregon, Department of General Services, Certificates           9/00 at 102           AAA          2,575,825
                 of Participation (1990 Real Property Financing Program),
                 Series F, 7.500%, 9/01/15 (Pre-refunded to 9/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.4%

        4,905   McKean County Hospital Authority, Hospital Revenue Bonds,              10/00 at 102          BBB-          5,084,033
                 Series of 1990 (Bradford Hospital Project), 8.875%, 10/01/20

        6,790   City of Philadelphia, Pennsylvania, Water and Wastewater                6/03 at 100           AAA          6,215,362
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.6%

        4,790   Newport Housing Development Corporation, 1995 Multifamily               6/03 at 100           AAA          4,939,783
                 Mortgage Revenue Refunding Bonds (Broadway-West
                 Broadway Apartments - FHA-Insured Mortgage Section 8
                 Assisted Project), Series A, 6.800%, 8/01/24

       25,000   Rhode Island Health and Educational Building Corporation,               5/07 at 102           AAA         24,118,250
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.750%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.3%

        2,370   South Carolina State Housing Finance and Development Authority,         7/00 at 102            AA          2,421,216
                 Homeownership Mortgage Purchase Bonds, 1990 Series C,
                 7.750%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.8%

        3,135   Austin Housing Finance Corporation (Texas), Multifamily Housing        12/10 at 105           Aaa          3,486,810
                 Revenue Bonds, Series 2000A (GNMA Collateralized
                 Mortgage Loan - Santa Maria Village Project), 7.375%, 6/20/35
                 (Alternative Minimum Tax) (WI)

        3,500   Brazos River Authority (Texas), Collateralized Pollution Control       11/03 at 102           AAA          3,281,635
                 Revenue Refunding Bonds (Texas Utilities Electric Company
                 Project), Series 1993A, 5.500%, 5/01/22

        1,875   The Cameron County Housing Finance Corporation, GNMA                    9/00 at 103           AAA          1,935,525
                 Collateralized Mortgage Revenue Refunding Bonds,
                 1990 Series B, 7.850%, 3/01/24

       18,710   Clear Creek Independent School District, Galveston and                  2/10 at 100           AAA         17,874,037
                 Harris Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22 (WI)

                Dallas Housing Corporation, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
        1,000    7.700%, 8/01/05                                                        8/00 at 102          Baa2          1,022,520
        2,000    7.850%, 8/01/13                                                        8/00 at 102          Baa2          2,045,000

       13,175   Harris County Hospital District (Texas), Refunding Revenue             No Opt. Call           AAA         14,745,724
                 Bonds, Series 1990, 7.400%, 2/15/10

        3,500   Richardson Hospital Authority (Texas), Hospital Revenue                12/08 at 101          BBB+          2,729,650
                 Refunding and Improvement Bonds (Baylor/Richardson
                 Medical Center Project), Series 1998, 5.625%, 12/01/28

        8,080   Tyler Health Facilities Development Corporation (Texas),                2/09 at 102           AAA          7,264,970
                 Hospital Revenue Bonds (East Texas Medical Center Regional
                 Healthcare System Project), Series 1997D (Remarketed),
                 5.375%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        2,000   City of Virginia Beach Development Authority, Multifamily              10/14 at 102           N/R          1,938,520
                 Housing Revenue Bonds (Residential Rental Hamptons Project),
                 Series 1999, 7.500%, 10/01/39


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.6%

       17,075   Port of Seattle, Washington, Limited Tax General Obligation            12/10 at 100           AA+         16,357,850
                 Bonds, 2000 Series B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       11,320   State of Washington, General Obligation Bonds,                         10/03 at 100           AA+         10,167,624
                 Series 1994A, 4.750%, 10/01/13

        3,000   Washington Health Care Facilities Authority, Revenue                    7/00 at 102           AAA          3,073,980
                 Bonds, Series 1990 (Franciscan Health System/St. Francis
                 Community Hospital of Federal Way), 7.250%, 7/01/15
                 (Pre-refunded to 7/01/00)



    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       2,615   Washington Health Care Facilities Authority, Revenue Bonds,            12/09 at 101           AAA         $2,401,642
                 Series 1999 (Providence Services), 5.500%, 12/01/26

        2,000   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           AAA          2,051,900
                 No. 1 Refunding Revenue Bonds, Series 1990C,
                 8.000%, 7/01/17 (Pre-refunded to 7/01/00)

        5,650   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           Aaa          5,787,239
                 No. 2 Refunding Revenue Bonds, Series 1990B,
                 7.000%, 7/01/12 (Pre-refunded to 7/01/00)

       16,060   Washington Public Power Supply System, Nuclear Project                  7/03 at 102           AAA         15,840,781
                 No. 3 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

        4,500   Washington Public Power Supply System, Nuclear Project                  7/03 at 102           Aa1          4,267,032
                 No. 3 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
$     805,600   Total Investments - (cost $803,239,186) - 100.3%                                                         802,664,763
=============   --------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7%

        1,000   Angelina and Neches River Authority, Solid Waste Disposal,                                    P-1          1,000,000
                 Variable Rate Demand Bonds, 5.850%, 5/01/14+

          500   California Health Facilities Financing Authority (Sutter/CHS),                             VMIG-1            500,000
                 Insured Revenue 1996B, Variable Rate Demand Bonds,
                 5.850%, 7/01/12+

        1,900   District of Columbia (Washington, D.C.), General Obligation                                VMIG-1          1,900,000
                 General Fund Recovery Bonds, Series 1991B, Variable Rate
                 Demand Bonds, 6.100%, 6/01/03+

        2,090   Gulf Coast Waste Disposal Authority, Pollution Control Revenue                             VMIG-1          2,090,000
                 Refunding Bonds (Exxon Project), 1995 Series, Variable Rate
                 Demand Bonds, 6.050%, 6/01/20+
------------------------------------------------------------------------------------------------------------------------------------
$       5,490   Total Short-Term Investments - (cost $5,490,000)                                                           5,490,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                   (7,543,016)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $800,611,747
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.

     + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                               See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
April 30, 2000




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       2,900   The Water Works Board of the City of Arab (Alabama), Water              8/01 at 102           AAA         $3,031,486
                 Revenue Bonds, Series 1991, 7.050%, 8/01/16

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
        8,000    5.375%, 2/01/36                                                        2/09 at 101           AAA          7,174,160
        5,000    5.750%, 2/01/38                                                        2/09 at 101           AAA          4,817,100


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.1%

        9,200   Alaska Energy Authority, Power Revenue Refunding Bonds,                 7/09 at 101           AAA          7,990,200
                 Third Series (Bradley Hydroelectric Project), 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.0%

        2,440   Arkansas Development Finance Authority, Single Family                   8/01 at 103            AA          2,550,532
                 Mortgage Revenue Refunding Bonds, 1991 Series A
                 (FHA-Insured/VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

        4,500   City of Little Rock, Arkansas, Hotel and Restaurant Gross Receipts     No Opt. Call             A          5,227,155
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
`               CALIFORNIA - 1.3%

        4,000   California Health Facilities Financing Authority, Kaiser Permanente,   10/08 at 101             A          3,324,680
                 Revenue Bonds, Series 1998B, 5.000%, 10/01/20

        3,125   State of California Department of Transportation, Refunding             3/07 at 102           AAA          3,012,469
                 Certificates of Participation, Series 1997A, 5.250%, 3/01/16

        3,785   Department of Water and Power of the City of Los Angeles                9/03 at 102           Aa3          3,550,481
                 (California), Electric Plant Refunding Revenue Bonds,
                 Issue of 1993, 5.375%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.4%

        9,250   Colorado Health Facilities Authority Revenue Bonds,                     7/06 at 102             A          8,259,233
                 1994 Series A (Kaiser Permanente), Remarketed,
                 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        2,560    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02) 11/02 at 102           Aaa          2,718,874
        9,590    6.750%, 11/15/22 (Alternative Minimum Tax)                            11/02 at 102                        9,645,238

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        5,305    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01) 11/01 at 102           Aaa          5,716,509
       14,695    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102             A         15,654,877

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,040    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01) 11/01 at 102           Aaa          1,105,738
        3,960    7.750%, 11/15/21 (Alternative Minimum Tax)                            11/01 at 102                        4,168,850

          765   Jefferson County, Colorado, Single Family Revenue Refunding             4/01 at 103           AAA            793,940
                 Bonds, Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 3.3%

        7,195   City of Bridgeport, Connecticut, General Obligation Bonds,              7/10 at 101           AAA          7,417,469
                 2000 Series A, 6.000%, 7/15/16

        7,245   Connecticut Development Authority, Health Facility Refunding            8/01 at 103        N/R***          7,913,931
                 Revenue Bonds, Alzheimers Resource Center of Connecticut,
                 Inc. Project, Series 1991A, 10.000%, 8/15/21
                 (Pre-refunded to 8/15/01)

        9,785   Connecticut Development Authority, Health Facility Refunding            8/04 at 102           N/R          9,651,043
                 Revenue Bonds, Alzheimers Resource Center of Connecticut,
                 Inc. Project, Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.1%

                District of Columbia (Washington, D.C.), General Obligation Bonds,
                Series 1998B:
        5,000    6.000%, 6/01/19                                                       No Opt. Call           AAA          5,164,000
       10,265    5.250%, 6/01/26                                                        6/08 at 101           AAA          9,126,201




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$       1,465   District of Columbia Housing Finance Agency, Collateralized            12/00 at 102           AAA         $1,508,994
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.1%

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax)                            10/10 at 101           AAA          3,092,620
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax)                            10/10 at 101           AAA          4,867,776


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.2%

       16,000   Department of Budget and Finance of the State of Hawaii,                7/01 at 102           AAA         16,857,440
                 Special Purpose Revenue Bonds, Kapiolani Health Care System
                 Obligated Group (Pali Momi Medical Center Project), Series 1991,
                 7.650%, 7/01/19 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.3%

        5,000   City of Chicago, General Obligation Bonds, Project and Refunding        1/06 at 102           AAA          4,380,100
                 Series 1995B, 5.125%, 1/01/25

        5,865   City of Chicago, General Obligation Bonds (Neighborhoods                7/10 at 101           AAA          6,186,226
                 Alive 21 Program), Series 2000A, 6.500%, 1/01/35

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1997:
        4,000    5.750%, 12/01/20                                                      12/07 at 102           AAA          3,931,120
       10,000    5.750%, 12/01/27                                                      12/07 at 102           AAA          9,672,100

       12,555   Chicago School Reform Board of Trustees of the Board of                12/07 at 102           AAA         11,162,525
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/27

       30,000   Chicago School Reform Board of Trustees of the Board                   No Opt. Call           AAA          6,195,000
                 of Education of the City of Chicago, Illinois, Unlimited
                 Tax General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1998A, 0.000%, 12/01/25

                Illinois Development Finance Authority, Multifamily Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          775    7.650%, 7/01/07                                                        1/02 at 105           AAA            827,375
        6,780    7.650%, 12/31/31                                                       1/02 at 105           AAA          7,222,395

        1,585   Illinois Housing Development Authority, Multifamily Housing             7/01 at 102            A+          1,642,821
                  Bonds, 1991 Series C, 7.400%, 7/01/23

                The County of St. Clair, Illinois, General Obligation Bonds
                (Alternate Revenue Source), Series 1999:
        3,240    5.625%, 10/01/12                                                      10/09 at 102           AAA          3,300,005
        4,410    5.625%, 10/01/13                                                      10/09 at 102           AAA          4,469,182
        5,285    5.500%, 10/01/14                                                      10/09 at 102           AAA          5,271,735
        5,930    5.500%, 10/01/15                                                      10/09 at 102           AAA          5,878,053


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        8,640   Avon Community School Building Corporation, First Mortgage              7/04 at 101           AAA          8,379,072
                 Bonds, Series 1994 (Hendricks County, Indiana),
                 5.500%, 1/01/16

        5,005   Beacon Heights Housing Development Corporation,                         6/01 at 100           AAA          5,084,529
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/21

        1,060   Michigan City Housing Development Corporation,                          6/01 at 100           AAA          1,076,843
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/21


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.2%

        8,800   City of Merriam, Kansas, Hospital Refunding Revenue                     9/01 at 102           AAA          9,247,304
                 Bonds, Series 1991B (Shawnee Mission Medical Center,
                 Inc. Project), 7.250%, 9/01/21 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.4%

        7,500   City of Ashland, Kentucky, Pollution Control Revenue Refunding         No Opt. Call          Baa2          7,402,650
                 Bonds (Ashland, Inc. Project), Series 1999, 5.700%, 11/01/09

        3,015   Lakeland Wesley Village, Inc., Mortgage Revenue Refunding              11/01 at 103            Aa          3,078,164
                 Bonds (Lakeland Wesley Village I Elderly - Section 8 Assisted
                 Project/FHA-Insured Mortgage), Series 1991, 7.500%, 11/01/21


PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.1%

$       1,015   Calcasieu Parish Public Trust Authority (Louisiana), Mortgage           6/01 at 103            A1         $1,045,927
                 Revenue Refunding Bonds, 1991 Series A, 7.750%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.0%

        7,500   Maryland Health and Higher Educational Facilities Authority,            7/09 at 101            AA          7,529,550
                 Revenue Bonds, The Johns Hopkins University Issue,
                 Series 1999, 6.000%, 7/01/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.9%

        7,375   Boston Housing Development Corporation, Mortgage Revenue                1/04 at 102           AAA          6,827,333
                 Refunding Bonds, Series 1994A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 5.500%, 7/01/24

        5,000   Massachusetts Bay Transportation Authority, General                     3/07 at 101           Aa2          4,280,800
                 Transportation System Bonds, 1998 Series B, 5.000%, 3/01/28

        2,000   Massachusetts Educational Financing Authority, Education Loan          12/10 at 101           AAA          1,997,360
                 Revenue and Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,              6/01 at 102         A3***          2,117,660
                 Revenue Bonds, Lowell General Hospital Issue, Series A,
                 8.400%, 6/01/11 (Pre-refunded to 6/01/01)

        6,300   Somerville Housing Authority (Massachusetts), Mortgage                  5/00 at 102           AAA          6,431,985
                 Revenue Bonds, Series 1990 (GNMA Collateralized -
                 Clarendon Hill Towers Project), 7.950%, 11/20/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.8%

       10,000   City of Detroit, Michigan, Sewage Disposal System Revenue               1/10 at 101           AAA          9,833,000
                 Bonds, Series 1999-A, 5.750%, 7/01/26

        3,625   Fowlerville Community Schools, Counties of Livingston, Ingham,          5/07 at 100           AAA          3,731,756
                 and Shiawassee, State of Michigan, 1996 School Building
                 and Site Bonds, 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

        7,890   Michigan State Hospital Finance Authority, Hospital Revenue             8/01 at 102           Aaa          8,322,530
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        6,525   Michigan State Hospital Finance Authority, Revenue Bonds               11/00 at 100           AAA          6,500,662
                 (Ascension Health Credit Group), Series 1999A, 5.750%, 11/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6%

        3,465   Chisago County, Southcentral Minnesota Multi-County and            3/04 at 102 27/3           AAA          3,622,103
                 Stearns County Housing and Redevelopment Authorities,
                 Single Family Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

                The Dakota, Washington, and Stearns Counties Housing and
                Redevelopment Authority, Single Family Mortgage Revenue
                Refunding Bonds (Fannie Mae Mortgage-Backed Securities Program),
                Series 1994A:
          820    6.600%, 9/01/17 (Alternative Minimum Tax)                              3/04 at 102           AAA            831,382
          580    6.700%, 3/01/21 (Alternative Minimum Tax)                              3/04 at 102           AAA            588,584

        7,230   Minnesota Housing Finance Agency, Single Family Mortgage                7/09 at 100           AA+          7,119,453
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2%

        1,395   Goodman Housing Development Corporation, 1991 Multifamily               8/01 at 100           AAA          1,416,148
                 Mortgage Revenue Refunding Bonds (Goodhaven Manor -
                 FHA-Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.625%, 2/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.4%

       10,550   Nebraska Investment Finance Authority, Single Family Housing        3/05 at 101 1/2           AAA         10,779,674
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.4%

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue           7/10 at 101           AAA          7,538,700
                 Bonds, Series 1999A, 6.000%, 7/01/29

       10,000   Clark County School District, Nevada, General Obligation                6/06 at 101           AAA         10,560,400
                 Limited Tax School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.6%

        4,420   New Jersey Housing and Mortgage Finance Agency, Section 8              11/01 at 102           AA+          4,579,518
                 Bonds, 1991 Series A, 6.850%, 11/01/06




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.0%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series F:
$       5,000    8.250%, 11/15/10 (Pre-refunded to 11/15/01)                       11/01 at 101 1/2           AAA         $5,335,450
        7,750    8.250%, 11/15/15 (Pre-refunded to 11/15/01)                       11/01 at 101 1/2           AAA          8,269,948

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
           90    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                           10/07 at 101         A-***             95,391
        9,200    6.000%, 10/15/26                                                      10/07 at 101            A-          9,169,456

        6,240   The City of New York, General Obligation Bonds, Fiscal                  3/09 at 101            A-          5,828,222
                 1999 Series H, 5.250%, 3/15/16

        5,000   New York City Health and Hospitals Corporation, Health                  2/09 at 101           AAA          4,385,350
                 System Bonds, 1999 Series A, 5.000%, 2/15/20

        6,000   New York City Municipal Water Finance Authority, Water                  6/09 at 101           AAA          5,647,380
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        9,750   New York City Transitional Finance Authority, Future Tax Secured        5/10 at 101            AA          9,820,298
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

       10,000   Dormitory Authority of the State of New York, Court Facilities          5/10 at 101            A-          9,873,400
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Mental Health             8/09 at 101           AAA          5,107,826
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 8/15/24

        5,000   New York Local Government Assistance Corporation                        4/02 at 102           AAA          5,295,250
                 (A Public Benefit Corporation of the State of New York),
                 Series 1991D Bonds, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
        1,020    7.600%, 2/15/06 (Pre-refunded to 8/15/01)                              8/01 at 102          A***          1,076,998
          595    7.600%, 2/15/06                                                        8/01 at 102             A            625,012
        1,010    7.600%, 8/15/06 (Pre-refunded to 8/15/01)                              8/01 at 102          A***          1,066,439
          580    7.600%, 8/15/06                                                        8/01 at 102             A            609,255
        5,970    7.625%, 8/15/17 (Pre-refunded to 8/15/01)                              8/01 at 102          A***          6,305,395
        1,980    7.625%, 8/15/17                                                        8/01 at 102             A          2,078,960

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
        5,380    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                              2/02 at 102          A***          5,713,022
           40    7.400%, 2/15/18                                                        2/02 at 102             A             42,135

       12,940   New York State Urban Development Corporation,                           7/06 at 102           AAA         12,228,300
                 1996 Corporate Purpose Senior Lien Bonds, 5.500%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.4%

       18,555   North Carolina Eastern Municipal Power Agency, Power                    1/03 at 100           AAA         17,992,412
                 System Revenue Bonds, Refunding Series 1993 B,
                 5.500%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.3%

       10,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds             12/07 at 100           AAA          9,609,600
                 (The Aurora Project), Series 1997A, 5.625%, 12/15/29


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.9%

        5,000   Akron, Bath and Copley Joint Township Hospital District,               11/09 at 101          Baa1          4,027,900
                 Ohio, Hospital Facilities Revenue Bonds, Series 1998A
                 (Summa Health System Project), 5.375%, 11/15/18

        1,000   State of Ohio, Turnpike Revenue Bonds, 1998 Series A, Issued           No Opt. Call           AAA            967,080
                 by the Ohio Turnpike Commission, 5.500%, 2/15/24

        1,160   Toledo-Lucas County Port Authority, Development Revenue                11/00 at 102           N/R          1,178,247
                 Bonds (Northwest Ohio Bond Fund), Series 1989C,
                 8.400%, 11/15/09 (Alternative Minimum Tax)

          805   Toledo-Lucas County Port Authority, Development Revenue                 5/00 at 100           N/R            806,691
                 Bonds (Northwest Ohio Bond Fund), Series 1989D,
                 8.500%, 11/15/00 (Alternative Minimum Tax)

           85   Toledo-Lucas County Port Authority, Development Revenue                No Opt. Call        N/R***             85,150
                 Bonds (Northwest Ohio Bond Fund), Series 1990D,
                 8.500%, 5/15/00 (Alternative Minimum Tax)



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.5%

$       4,440   Oklahoma County Home Finance Authority (Oklahoma County,                7/01 at 102           Aaa         $4,577,418
                 Oklahoma), Single Family Mortgage Revenue Refunding
                 Bonds, 1991 Series A, 8.750%, 7/01/12

       21,025   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,           6/01 at 102          Baa1         21,567,235
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.1%

        7,895   Delaware River Port Authority (New Jersey and Pennsylvania),            1/10 at 100           AAA          8,037,900
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.7%

        5,000   Puerto Rico Municipal Finance Agency, 1999 Series A                     8/09 at 101           AAA          5,233,350
                 Bonds, 6.000%, 8/01/16


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.8%

        7,500   Rhode Island Health and Educational Building Corporation,               4/09 at 101           AAA          6,336,000
                 Higher Education Facility Revenue Bonds, Johnson and
                 Wales University Issue, Series 1999, 5.000%, 4/01/29


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

        5,000   Oconee County, South Carolina, Pollution Control Facilities             4/03 at 102           Aa2          5,009,250
                 Revenue Refunding Bonds, Series 1993, (Duke Power
                 Company Project), 5.800%, 4/01/14

        5,000   Piedmont Municipal Power Agency (South Carolina), Electric              1/09 at 101          BBB-          4,083,750
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.9%

        7,315   City of Sioux Falls, South Dakota, Variable Rate Demand                10/14 at 100           AAA          8,968,263
                 Industrial Revenue Refunding Bonds, Series 1989 (Great Plains
                 Hotel Corporation Project), 8.500%, 11/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 10/15/14)

        4,970   South Dakota Housing Development Authority, Homeownership              11/06 at 102           AAA          5,025,316
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 3.2%

        7,220   The Metropolitan Government of Nashville and Davidson County            5/02 at 102           AAA          7,542,301
                 (Tennessee), General Obligation Multi-Purpose Improvement
                 Bonds, Series 1994, 6.150%, 5/15/25 (Pre-refunded to 5/15/02)

       12,500   The Health and Educational Facilities Board of the Metropolitan        11/09 at 101           AAA         12,247,125
                 Government of Nashville and Davidson County Tennessee,
                 Revenue Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/28

                Tennessee Housing Development Agency, Homeownership
                Program Bonds, Issue 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                             No Opt. Call            AA          1,808,151
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax)                              7/10 at 101           AAA          2,183,245


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.3%

        6,000   Brazos River Authority (Texas), Revenue Refunding Bonds                11/08 at 102           AAA          5,350,860
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 11/01/20

        3,295   Comal County Health Facilities Development Corporation,                 1/01 at 102           AAA          3,386,667
                 Hospital Revenue Refunding Bonds (McKenna Memorial
                 Hospital FHA-Insured Project), Series 1991, 7.375%, 1/15/21

        6,915   El Paso Housing Finance Corporation, Single Family Mortgage             4/01 at 103            A2          7,627,245
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

        1,760   The Harrison County Finance Corporation, Single Family                 12/01 at 103            A1          1,803,595
                 Mortgage Revenue Refunding Bonds, Series 1991,
                 8.875%, 12/01/11

        4,500   City of Houston, Texas, Airport System Subordinate Lien Revenue         7/08 at 100           AAA          3,808,305
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

        9,000   Matagorda County Navigation District Number One (Texas),               No Opt. Call           AAA          7,838,280
                 Collateralized Revenue Refunding Bonds, (Houston Lighting
                 and Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       7,500   Matagorda County Navigation District Number One (Texas),                5/09 at 101          Baa1         $6,719,100
                 Revenue Refunding Bonds (Reliant Energy Incorporated Project),
                 Series 1999B, 5.950%, 5/01/30

        2,120   Panhandle Regional Housing Finance Corporation, Single Family           5/01 at 100           AAA          2,137,278
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        4,520   State of Texas, General Obligation Bonds, Water Financial               8/09 at 100           Aa1          4,245,546
                 Assistance Bonds, Series 1999C (State Participation
                 Program), 5.500%, 8/01/35

        4,560   Winter Garden Housing Finance Corporation, Single                       4/04 at 103           AAA          4,680,293
                 Family Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.7%

       13,650   Intermountain Power Agency, Power Supply Revenue                        7/03 at 102           AAA         13,048,445
                 Refunding Bonds, 1993 Series A, 5.500%, 7/01/20

       16,550   Utah County, Utah, Hospital Revenue Bonds, Series 1997                  8/07 at 101           AAA         14,609,182
                 (IHC Health Services, Inc.), 5.250%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.1%

                Vermont Educational and Health Buildings Financing Agency,
                Hospital Revenue Bonds (Fletcher Allen Health Care Project),
                Series 2000A:
        3,720    6.125%, 12/01/15                                                      12/10 at 100           AAA          3,838,184
        4,265    6.250%, 12/01/16                                                      12/10 at 101           AAA          4,437,860


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 6.7%

        7,225   Port of Seattle (Washington), Special Facility Revenue Bonds            3/10 at 101           AAA          7,203,253
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

                Municipality of Metropolitan Seattle, Washington, Sewer
                Refunding Revenue Bonds, Series Z:
        2,160    5.450%, 1/01/16                                                        1/03 at 102           AAA          2,105,849
        3,095    5.450%, 1/01/17                                                        1/03 at 102           AAA          2,998,250
        2,490    5.450%, 1/01/19                                                        1/03 at 102           AAA          2,376,705
        1,800    5.450%, 1/01/20                                                        1/03 at 102           AAA          1,705,284

       10,000   Washington Public Power Supply System, Nuclear Project                  7/07 at 102           AAA          9,184,800
                 No. 1 Refunding Revenue Bonds, Series 1997A,
                 5.125%, 7/01/16

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        7,880    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                              7/02 at 102           Aaa          8,247,287
        2,130    6.250%, 7/01/12                                                        7/02 at 102           Aa1          2,193,069

        2,000   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           AAA          2,049,840
                 No. 2 Refunding Revenue Bonds, Series 1990A,
                 7.375%, 7/01/12 (Pre-refunded to 7/01/00)

        5,000   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           Aaa          5,121,450
                 No. 2 Refunding Revenue Bonds, Series 1990B,
                 7.000%, 7/01/12 (Pre-refunded to 7/01/00)

        5,000   Washington Public Power Supply System, Nuclear Project                  7/04 at 102           Aa1          4,921,300
                 No. 2 Refunding Revenue Bonds, Series 1994A,
                 5.375%, 7/01/11

        2,935   Washington Public Power Supply System, Nuclear Project                  7/03 at 102           Aa1          2,783,055
                 No. 3 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.5%

       11,080   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,         12/06 at 101           AAA         11,588,127
                  Series 1996B, 5.750%, 12/15/27 (Pre-refunded to 12/15/06)
------------------------------------------------------------------------------------------------------------------------------------

$     768,385   Total Investments - (cost $733,566,008) - 97.6%                                                          736,271,700
=============   --------------------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.2%

$       4,500   East Baton Rouge Parish (Exxon), Pollution Control Revenue                                   A-1+         $4,500,000
                 Refunding, Variable Rate Demand Bonds, 5.800%, 3/01/22+

        2,000   Forsyth, Montana, Pollution Control Revenue Bonds                                             N/R          2,000,000
                 (Pacificorp Colstrip), Variable Rate Demand Bonds,
                 Series 1986, 5.950%, 12/01/16 (Alternative Minimum Tax)+

        2,500   Lincoln County, Wyoming Pollution Control (Exxon), Series A,                                 A-1+          2,500,000
                 Variable Rate Demand Bonds, 5.950% 11/01/14+
------------------------------------------------------------------------------------------------------------------------------------
$       9,000   Total Short-Term Investments - (cost $9,000,000)                                                           9,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       8,731,388
             -----------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $754,003,088
             =======================================================================================================================




     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                               See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.6%

$       5,180   Alabama Drinking Water Finance Authority, Revolving Fund Loan           9/08 at 100           AAA         $4,403,363
                 Bonds, Series 1998A, 4.850%, 8/15/22

        6,500   The Governmental Utility Services Corporation of the City of            6/08 at 102           AAA          5,861,440
                 Bessemer (Alabama), Water Supply Revenue Bonds,
                 Series 1998, 5.200%, 6/01/24

       17,000   The Industrial Development Board of the Town of Courtland,              6/05 at 102          Baa1         16,299,600
                 Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1995, 6.150%, 6/01/19

        6,480   The Industrial Development Board of the Town of Courtland              10/08 at 102          Baa1          5,617,058
                 (Alabama), Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Refunding Series 1998A,
                 5.700%, 10/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.5%

        6,750   Alaska Housing Finance Corporation, General Housing                    12/02 at 102        Aa2***          6,931,710
                 Purpose Bonds, 1992 Series A, 6.600%, 12/01/23
                 (Pre-refunded to 12/01/02)

       11,590   Alaska State Housing Finance Corporation, Governmental                 12/05 at 102           AAA         11,286,110
                 Purpose Bonds, 1995 Series A, 5.875%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

        5,245   Yuma Regional Medical Center on behalf of Hospital District No. 1   8/02 at 101 1/2        N/R***          5,664,967
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7%

        2,195   Arkansas Development Finance Authority, Single Family                   8/01 at 103            AA          2,294,434
                 Mortgage Revenue Refunding Bonds, 1991 Series A
                 (FHA-Insured/VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

        5,975   Arkansas Development Finance Authority, Single Family Mortgage          7/05 at 102           AAA          6,114,038
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities
                 Program). 6.700%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.1%

                Brea Public Financing Authority (Orange County, California),
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB):
       10,580    7.000%, 8/01/15 (Pre-refunded to 8/01/01)                              8/01 at 102           AAA         11,135,027
        4,420    7.000%, 8/01/15                                                        8/01 at 102           AAA          4,623,320

        2,685   California Housing Finance Agency, Home Mortgage Revenue                8/01 at 102           Aa2          2,741,546
                 Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

        5,860   California Housing Finance Agency, Multifamily Housing Revenue      8/08 at 101 1/2           AAA          5,291,170
                 Bonds III, 1998 Series A, 5.450%, 8/01/28 (Alternative Minimum Tax)

        3,000   California Health Facilities Financing Authority, Kaiser                5/03 at 102             A          2,662,530
                 Permanente, Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

       13,750   State of California, General Obligation Bonds, 4.500%, 12/01/18        12/08 at 101           AA-         11,559,213

        5,000   State of California, Veterans General Obligation Bonds,                12/03 at 102           AA-          4,698,600
                 Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        4,100   State of California, Veterans General Obligation Bonds,                12/08 at 101           AA-          4,046,823
                 Series BL, 5.300%, 12/01/12 (Alternative Minimum Tax)

       10,250   State of California, General Obligation Refunding Bonds,                2/08 at 101           AA-          9,102,615
                 5.000%, 2/01/21

       20,000   State of California, Various Purpose General Obligation Bonds,          4/09 at 101           AA-         16,503,400
                 4.750%, 4/01/29

        3,500   State Public Works Board of the State of California, Lease             10/02 at 102           Aaa          3,732,155
                 Revenue Bonds (The Trustees of the California State University),
                 1992 Series A (Various California State University Projects),
                 6.625%, 10/01/10 (Pre-refunded to 10/01/02)



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      17,000   State Public Works Board of the State of California, Lease             11/04 at 102           Aaa        $18,829,370
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison - Monterey County (Soledad II)),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

       36,735   City of Houston, Texas, Water and Sewer System, Junior Lien            No Opt. Call           AAA          6,341,563
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/28

        2,500   The Community Redevelopment Agency of the City of                       7/00 at 100        BBB***          2,528,650
                 Los Angeles, California, Central Business District
                 Redevelopment Project, Tax Allocation Refunding Bonds,
                 Series G, 6.750%, 7/01/10

        3,280   County of Orange, California, 1996 Recovery Certificates of             7/06 at 102           AAA          3,316,605
                 Participation, Series A, 6.000%, 7/01/26

        4,500   San Joaquin Hills Transportation Corridor Agency (Orange                1/03 at 102           AAA          4,841,730
                 County, California), Senior Lien Toll Road Revenue Bonds,
                 7.000%, 1/01/30 (Pre-refunded to 1/01/03)

        9,190   City of San Jose Financing Authority (Santa Clara County,               9/01 at 102           Aa3          9,353,582
                 California), 1993 Revenue Bonds, Series C (Convention Center
                 Refunding Project), 6.400%, 9/01/22

        1,955   Southern California Home Financing Authority, Single Family             3/01 at 102           AAA          2,003,855
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1991 Issue A, 7.350%, 9/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.7%

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
        3,425    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102           Aaa          3,690,677
                 (Pre-refunded to 11/15/01)
        9,485    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102             A         10,104,560
        3,040    8.000%, 11/15/25 (Alternative Minimum Tax)                            11/01 at 100             A          3,149,349
                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1990A:
        8,765    8.500%, 11/15/23 (Alternative Minimum Tax)                            11/00 at 102             A          9,081,066
       15,910    8.000%, 11/15/25 (Alternative Minimum Tax)                            11/00 at 102             A         16,441,394

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        3,165    7.750%, 11/15/21 (Alternative Minimum Tax)                            11/01 at 102             A          3,331,922
        3,825    7.000%, 11/15/25 (Alternative Minimum Tax)                            11/01 at 100             A          3,844,202

        5,000   Mesa County, Colorado, Residual Revenue and Refunding                  No Opt. Call           Aaa          2,627,050
                 Bonds, Series 1992, 0.000%, 12/01/11

        5,110   County of Pueblo, Colorado, Hospital Refunding and Improvement          9/01 at 100        N/R***          5,336,833
                 Revenue Bonds (Parkview Episcopal Medical Center, Inc.
                 Project), Series 1991B, 8.300%, 9/01/11 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.2%

        5,250   Dade County Industrial Development Authority, Solid Waste               2/01 at 102           AA-          5,420,730
                 Disposal Revenue Bonds (Florida Power and Light Company
                 Project), Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)

        8,485   St. Lucie County, Florida, Solid Waste Disposal Revenue                 2/01 at 102           AA-          8,770,605
                 Bonds (Florida Power and Light Company Project),
                 Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.0%

                Clayton County Hospital Authority, Revenue Anticipation
                Certificates (Southern Regional Medical Center Project),
                Georgia, Series 1991:
        2,900    6.500%, 8/01/10 (Pre-refunded to 8/01/01)                              8/01 at 102           AAA          3,021,684
        4,500    7.000%, 8/01/13 (Pre-refunded to 8/01/01)                              8/01 at 102           AAA          4,716,000

       15,900   The Fulton-De Kalb Hospital Authority, Georgia, Revenue                 1/01 at 102           AAA         16,478,124
                 Certificates, Series 1991 (Grady Memorial Hospital),
                 6.900%, 1/01/20 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.8%

       10,000   Central Lake County Joint Action Water Agency, Lake County,             5/01 at 102           AAA         10,443,200
                 Illinois, Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)

       32,670   City of Chicago, General Obligation Bonds (City Colleges of            No Opt. Call           AAA          4,708,400
                 Chicago Capital Improvement Project), Series 1999,
                 0.000%, 1/01/32

        5,000   City of Chicago, General Obligation Bonds (Neighborhoods                7/10 at 101           AAA          5,009,600
                 Alive 21 Program), Series 2000A, 6.000%, 1/01/28




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series
                1998B-1:
$       9,400    0.000%, 12/01/14                                                      No Opt. Call           AAA         $4,012,484
        4,400    0.000%, 12/01/15                                                      No Opt. Call           AAA          1,753,092

        6,100   City of Chicago, O'Hare International Airport, Special Facility        11/00 at 103          Baa2          6,354,797
                 Revenue Bonds (United Air Lines, Inc. Project), Series 1984B,
                 8.850%, 5/01/18

                City of Chicago, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25                                                        1/10 at 101           AAA          7,778,480
        7,750    6.000%, 1/01/30                                                        1/10 at 101           AAA          7,752,248

       24,430   The County of Cook, Illinois, General Obligation Bonds,                11/01 at 102           AAA         25,632,445
                 Series 1991, 6.750%, 11/01/18 (Pre-refunded to 11/01/01)

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
        4,720    7.800%, 3/01/06 (Alternative Minimum Tax)                              3/02 at 102           N/R          4,939,197
        1,150    7.200%, 9/01/08 (Alternative Minimum Tax)                              3/02 at 102           N/R          1,191,423

       11,000   Illinois Health Facilities Authority, Hospital Revenue Bonds,          11/03 at 102           AAA         11,955,790
                 Series 1993-A (Hindsdale Hospital), 7.000%, 11/15/19

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000        2/10 at 101           AAA          9,685,000
                 (Iowa Health System), 5.875%, 2/15/30 (WI)

        2,765   Illinois Housing Development Authority, Section 8 Elderly               9/02 at 102             A          2,825,664
                 Housing Revenue Bonds (Garden House of Maywood
                 Development), Series 1992, 7.000%, 9/01/18

        5,265   Illinois Health Facilities Authority (Rockford Memorial                 8/01 at 100           AAA          5,356,085
                 Hospital), Revenue Refunding Bonds, Series 1991A,
                 6.000%, 8/15/21 (Pre-refunded to 8/15/01)

       14,500   Illinois Health Facilities Authority (Northwestern Memorial             8/01 at 102           AA+         15,110,305
                 Hospital), Revenue Bonds, Series 1991, 6.750%, 8/15/11

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          8/01 at 102           AAA          3,134,550
                 Series 1991 (Sherman Hospital Project), 6.750%, 8/01/21
                 (Pre-refunded to 8/01/01)

        3,570   Joliet Regional Port District Airport Facilities, Revenue Bonds,        7/07 at 103           N/R          3,447,406
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.9%

        5,905   Indiana Health Facility Financing Authority, Hospital Revenue           7/01 at 102           AAA          6,178,461
                 Bonds, Series 1992 (Community Hospitals Projects),
                 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

        5,125   City of Petersburg, Indiana, Pollution Control Refunding               12/04 at 102           Aa2          5,263,272
                 Revenue Bonds, Series 1995A (Indianapolis Power and Light
                 Company Project), 6.625%, 12/01/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

        4,500   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic           11/01 at 101           AAA          4,680,180
                 Health Corporation (Mercy Health Center of Central Iowa
                 Project), Series 1991, 6.750%, 11/01/15 (Pre-refunded to 11/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.5%

                City of Merriam, Kansas, Hospital Refunding Revenue Bonds,
                Series 1991B (Shawnee Mission Medical Center, Inc. Project):
        7,380    7.250%, 9/01/11 (Pre-refunded to 9/01/01)                              9/01 at 102           AAA          7,755,125
       10,000    7.250%, 9/01/21 (Pre-refunded to 9/01/01)                              9/01 at 102           AAA         10,508,300


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.0%

       10,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds              3/02 at 102           AAA         10,535,500
                 (Louisville and Jefferson County Metropolitan Sewer District -
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

        3,000   Kentucky Development Finance Authority, Hospital Facilities             9/01 at 102        N/R***          3,145,650
                 Revenue Bonds, Series 1991 (St. Claire Medical Center, Inc.
                 Project), 7.125%, 9/01/21 (Pre-refunded to 9/01/01)

        9,920   Kentucky Housing Corporation, Housing Revenue Bonds                     1/05 at 102           AAA         10,124,749
                 (Federally Insured or Guaranteed Mortgage Loans),
                 1995 Series B, 6.625%, 7/01/26 (Alternative Minimum Tax)


PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.3%

$       3,385   Community Development Administration, Department of Housing             5/01 at 102           Aa2         $3,475,820
                 and Community Development, State of Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans), 1991 Series E,
                 7.100%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 9.2%

        8,185   Boston Water and Sewer Commission, General Revenue Bonds               11/08 at 101           AAA          6,846,343
                 (Senior Series), 1998 Series D, 4.750%, 11/01/22

       19,600   Massachusetts Bay Transportation Authority, General                     3/01 at 102           Aaa         20,408,696
                 Transportation System Bonds, 1991 Series A,
                 7.000%, 3/01/22 (Pre-refunded to 3/01/01)

       15,000   Massachusetts Industrial Finance Agency, Resource Recovery              7/01 at 103           N/R         15,913,050
                 Revenue Bonds (SEMASS Project), Series 1991A,
                 9.000%, 7/01/15

        3,285   Massachusetts Industrial Finance Agency, Resource Recovery              7/01 at 103           N/R          3,484,761
                 Revenue Bonds (SEMASS Project), Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery             12/08 at 102           BBB          5,232,300
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       26,000   Massachusetts Turnpike Authority, Metropolitan Highway                  1/07 at 102           AAA         21,942,440
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

       33,500   Massachusetts Turnpike Authority, Metropolitan Highway                  1/09 at 101           AAA         28,068,980
                 System Revenue Bonds, 1999 Series A (Subordinated),
                 5.000%, 1/01/39

       10,000   Massachusetts Water Resources Authority, General Revenue                8/10 at 101           AAA          9,703,800
                 Bonds, 2000 Series A, 5.750%, 8/01/39


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.7%

        7,000   City of Grand Rapids, Michigan, Water Supply System Refunding           1/01 at 102           AAA          7,180,740
                 Revenue Bonds, Series 1991, 6.250%, 1/01/11

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue             8/01 at 102           Aaa          5,274,100
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue            11/09 at 101           AA-          7,099,265
                 Bonds (Henry Ford Health System), Series 1999A,
                 6.000%, 11/15/24

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds              12/02 at 102           BBB          8,221,625
                 (Waste Management, Inc. Project), Series 1992,
                 6.625%, 12/01/12 (Alternative Minimum Tax)

       16,875   Michigan Strategic Fund Limited Obligation Refunding                   12/01 at 102           AAA         17,649,731
                 Revenue Bonds (The Detroit Edison Company -Pollution
                 Control Bonds Project), Collateralized Series 1991DD,
                 6.875%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

        3,655   The Dakota County Housing and Redevelopment Authority,                 No Opt. Call           AAA          4,721,675
                 The Washington County Housing andRedevelopment Authority,
                 and the City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19
                 (Alternative Minimum Tax)

        3,560   Minnesota Housing Finance Agency, Single Family Mortgage                1/04 at 102            AA          3,651,528
                 Bonds, 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)

        2,410   Washington County Housing and Redevelopment Authority,                  8/01 at 102           AAA          2,488,855
                 Multifamily Housing Revenue Bonds  (FHA-Insured Mortgage
                 Loan-Cottages Phase III Project), Series 1991, 7.650%, 8/01/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5%

        3,265   Canton Housing Development Corporation, 1990 Multifamily               No Opt. Call           AAA          3,759,354
                  Mortgage Revenue Refunding Bonds (Canton Estates
                 Apartments Project - FHA-Insured Mortgage, Section 8
                 Assisted Project), Series A, 7.750%, 8/01/24

        1,175   Charter Mortgage Corporation, 1990 Multifamily Mortgage                 8/01 at 100           AAA          1,342,778
                 Revenue Refunding Bonds (Church Garden Apartments -
                 FHA-Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750%, 8/01/21

        1,295   Pearl Housing Development Corporation, 1990 Multifamily                12/00 at 100           AAA          1,303,677
                 Mortgage Revenue Refunding Bonds (Rose Garden
                 Apartments Project - FHA-Insured Mortgage, Section 8
                 Assisted Project), Series A, 7.750%, 8/01/22




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.9%

                The Industrial Development Authority of the County of Jackson,
                State of Missouri, Health Care System Revenue Bonds,
                St. Mary's Hospital of Blue Springs Issue, Series 1994:
$       5,465    6.500%, 7/01/12                                                        7/02 at 102          Baa1         $5,354,334
        5,605    7.000%, 7/01/22                                                        7/02 at 102          Baa1          5,604,832


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6%

        7,000   City of Forsyth, Rosebud County, Montana, Pollution Control             8/01 at 102           AAA          7,292,880
                 Revenue Refunding Bonds (Puget Sound Power and
                 Light Company - Colstrip Project), Series 1992, 7.050%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.6%

       11,000   Nebraska Investment Finance Authority, Single Family Housing        3/05 at 101 1/2           AAA         11,239,470
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)

        8,000   Nebraska Investment Finance Authority, Single Family Housing        3/05 at 101 1/2           AAA          8,099,120
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2%

        2,820   New Hampshire Housing Finance Authority, Single Family                  7/01 at 102           Aa3          2,927,724
                 Residential Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

       13,000   Pollution Control Financing Authority of Camden County                 12/01 at 102            B2         12,246,390
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 D,
                 7.250%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.9%

       15,000   Metropolitan Transportation Authority, New York, Dedicated              4/10 at 100           AAA         15,116,250
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30

        2,130   N.F. Housing and Commercial Rehabilitation Corporation,                No Opt. Call            AA          2,326,343
                 1992 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 7.350%, 8/01/23

       25,000   Nassau County Tobacco Settlement Corporation (New York),                7/09 at 101            A-         24,911,500
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

        6,000   The City of New York, General Obligation Bonds, Fiscal 1997             8/07 at 101            A-          6,045,660
                 Series H, 6.125%, 8/01/25

        5,475   The City of New York, General Obligation Bonds,                         8/04 at 101           Aaa          5,997,589
                 Fiscal 1995 Series B, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J (Subseries J-1):
          255    6.000%, 2/15/24 (Pre-refunded to 2/15/06)                          2/06 at 101 1/2         A-***            269,293
        9,075    6.000%, 2/15/24                                                    2/06 at 101 1/2            A-          9,011,566

        6,700   The City of New York, General Obligation Bonds, Fiscal                  2/05 at 101         A-***          7,195,197
                 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        5,660   The City of New York, General Obligation Bonds, Fiscal             10/02 at 101 1/2         A-***          5,983,243
                 1993 Series B, 6.750%, 10/01/17 (Pre-refunded to 10/01/02)

       14,190   New York City Municipal Water Finance Authority, Water and              6/05 at 101           AAA         14,096,630
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

       10,795   New York City Municipal Water Finance Authority, Water                  6/07 at 101           AAA          9,652,025
                 and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

       10,100   New York City Transitional Finance Authority, Future Tax Secured        5/10 at 101            AA         10,058,590
                 Bonds, Fiscal 2000 Series B, 5.750%, 11/15/19

        8,325   Dormitory Authority of the State of New York, Menorah                   8/01 at 102         AA***          8,766,308
                 Campus, Inc., FHA-Insured Mortgage Revenue Bonds,
                 Series 1991, 7.400%, 2/01/31 (Pre-refunded to 8/01/01)

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997A:
       13,060    5.750%, 8/15/22                                                        2/07 at 102             A         12,467,337
        5,000    5.750%, 2/15/27                                                        2/07 at 102             A          4,722,150

       10,000   Dormitory Authority of the State of New York, Mental                    2/10 at 100           AAA         10,046,700
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 2000B, 6.000%, 2/15/30



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      21,075   New York Local Government Assistance Corporation, New York,             4/01 at 102           AAA        $22,077,538
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

        8,000   New York State Medical Care Facilities Finance Agency,                  2/05 at 102           AAA          8,615,760
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

        5,000   New York State Medical Care Facilities Finance Agency,                  2/05 at 102           AAA          5,449,600
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
        4,140    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                              8/05 at 102         AA***          4,415,103
        4,250    6.300%, 8/15/25                                                        8/05 at 102            AA          4,551,920

        3,250   Penfield-Crown Oak Housing Development Corporation,                     2/03 at 100           AAA          3,338,855
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (Crown Oak Estates - FHA-Insured Mortgage, Section 8
                 Assisted Project), Series A, 7.350%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.9%

       10,500   North Carolina Eastern Municipal Power Agency, Power System             1/02 at 102           BBB         10,653,405
                 Revenue Bonds, Refunding Series 1991 A, 6.250%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.9%

        4,800   County of Butler, Ohio, Hospital Facilities Revenue Refunding           1/02 at 102          Baa1          4,944,048
                 and Improvement Bonds, Series 1991 (Fort Hamilton - Hughes
                 Memorial Hospital Center), 7.500%, 1/01/10

        5,995   Ohio Housing Finance Agency, Residential Mortgage Revenue               3/05 at 102           Aaa          6,124,612
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.9%

        4,495   Oklahoma County Home Finance Authority (Oklahoma County,                7/01 at 102           Aaa          4,634,120
                 Oklahoma), Single Family Mortgage Revenue Refunding
                 Bonds, 1991 Series A, 8.750%, 7/01/12

       17,510   Pottawatomie County Home Finance Authority (Oklahoma),                 No Opt. Call           AAA         22,009,895
                 Municipal Refunding, Collateralized Mortgage Obligations,
                 Series 1991A, 8.625%, 7/01/10

       10,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate    12/00 at 102          Baa1         10,166,700
                 Revenue Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)

       10,100   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,           6/01 at 102          Baa1         10,360,479
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.5%
                Falls Township Hospital Authority, Refunding Revenue Bonds, The
                Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                Series 1992:
        3,215    6.900%, 8/01/11                                                        8/02 at 102           AAA          3,288,784
        3,000    7.000%, 8/01/22                                                        8/02 at 102           AAA          3,162,480


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.6%

        6,500   Lexington County Health Services District, Inc., South Carolina,       10/01 at 102           AAA          6,813,560
                 Hospital Revenue Bonds, Series 1991, 6.750%, 10/01/18
                 (Pre-refunded to 10/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9%

       10,300   Metropolitan Nashville Airport Authority (Tennessee),                   7/01 at 102           AAA         10,715,811
                 Airport Improvement Revenue Bonds, Refunding Series 1991C,
                 6.625%, 7/01/07


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.5%

       14,360   Alliance Airport Authority, Inc., Special Facilities Revenue           12/00 at 102          Baa1         14,641,456
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                                   2/05 at 71 15/16           Aaa          1,837,342
        4,105    0.000%, 2/15/14                                                   2/05 at 58 25/32           Aaa          1,791,094



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       6,500   Bell County Health Facilities Development Corporation,                 11/08 at 101            A-         $5,391,555
                 Retirement Facility Revenue Bonds (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

        5,600   Dallas-Fort Worth International Airport Facility Improvement           11/00 at 102          Baa1          5,712,112
                 Corporation, American Airlines, Inc. Revenue Bonds,
                 Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)

        5,445   Fort Worth Housing Finance Corporation, Home Mortgage Revenue          10/01 at 103            Aa          5,674,888
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

       11,000   Harris County Health Facilities Development Corporation (Texas),       10/09 at 101            AA          9,533,810
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

        7,815   City of Houston, Texas, Airport System Subordinate Lien Revenue         7/01 at 102           AAA          8,147,450
                 Bonds, Series 1991B, 6.625%, 7/01/22 (Pre-refunded to 7/01/01)

       13,175   Houston Independent School District (Texas), Limited Tax                2/09 at 100           AAA         10,884,263
                 Schoolhouse and Refunding Bonds, Series 1999A,
                 4.750%, 2/15/26

                City of Houston, Texas, Water and Sewer System, Junior Lien
                Revenue Refunding Bonds, Series 1991C:
        1,075    6.375%, 12/01/17 (Pre-refunded to 12/01/01)                           12/01 at 102           AAA          1,123,031
       16,270    6.375%, 12/01/17                                                      12/01 at 102           AAA         16,912,177

        7,650   Port of Corpus Christi Authority of Nueces County, Texas,               5/06 at 101          BBB-          6,965,784
                 Revenue Refunding Bonds, Series 1992 (Union Pacific
                 Corporation Project), 5.350%, 11/01/10

       14,680   San Antonio Independent School District (Bexar County, Texas),          8/09 at 100           AAA         14,400,786
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.4%

        5,800   Carbon County, Utah, Solid Waste Disposal Refunding                     2/05 at 102           N/R          5,347,310
                 Revenue Bonds (Laidlaw Inc./ECDC Environmental, L.C. Project),
                 1995 Series A, 7.500%, 2/01/10 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

        3,860   Industrial Development Authority of the City of Roanoke, Virginia,      7/00 at 100           AAA          3,874,050
                 Hospital Revenue Bonds (Roanoke Memorial Hospitals,
                 Community Hospital of Roanoke Valley and Franklin
                 Memorial Hospital Project), Series 1990, 6.500%, 7/01/25
                 (Pre-refunded to 7/01/00)

        8,320   Virginia Housing Development Authority, Commonwealth                    1/02 at 102           AA+          8,494,054
                 Mortgage Bonds, 1992 Series A, 7.150%, 1/01/33


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.1%

        4,185   Public Utility District No. 1 of Douglas County, Washington, Wells      9/06 at 106           AA-          5,073,476
                 Hydro-Electric Revenue Bonds, Series of 1986,8.750%, 9/01/18

       12,415   Federal Way School District No. 210, King County, Washington,          12/03 at 100         A1***         13,199,131
                 Unlimited Tax General Obligation Bonds, 1991, 6.950%, 12/01/11
                 (Pre-refunded to 12/01/03)

        1,675   Spokane Downtown Foundation, Parking Revenue Bonds,                     8/08 at 102           N/R          1,287,254
                 Series 1998 (River Park Square Project), 5.600%, 8/01/19

        4,000   North Thurston School District No. 3, Thurston County, Washington,     12/02 at 100             A          4,133,120
                 Unlimited Tax General Obligation Bonds, Series 1992,
                 6.500%, 12/01/09

        4,750   Washington Health Care Facilities Authority, Revenue Bonds,             1/01 at 102          A***          4,927,793
                 Series 1991 (Yakima Valley Memorial Hospital Association,
                 Yakima), 7.250%, 1/01/21 (Pre-refunded to 1/01/01)

       18,000   Washington Health Care Facilities Authority, Revenue Bonds,             8/13 at 102           AAA         14,981,760
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

       14,850   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           Aaa         15,210,707
                 No. 2 Refunding Revenue Bonds, Series 1990B,
                 7.000%, 7/01/12 (Pre-refunded to 7/01/00)

        4,175   Washington State University, Recreation Center Revenue                  4/08 at 101           AAA          3,559,062
                 Bonds, Series 1998, 5.000%, 4/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.5%

        7,000   Wisconsin Housing and Economic Development Authority,                   1/02 at 102            AA          7,302,750
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

       10,820   Wisconsin Health and Educational Facilities Authority,                 12/01 at 102           AAA         11,362,839
                 Revenue Bonds, Series 1991-B (Novus Health Group),
                 6.750%, 12/15/20 (Pre-refunded to 12/15/01)



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.1%

$       1,290   Wyoming Community Development Authority, Single Family                 11/01 at 103            AA         $1,329,227
                 Mortgage Bonds, Series G 1988 (Federally Insured or
                 Guaranteed Mortgage Loans), 7.250%, 6/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,268,655   Total Investments - (cost $1,184,488,499) - 98.0%                                                      1,194,701,673
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.0%                                                                     24,008,761
             -----------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $1,218,710,434
             =======================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.0%

$       4,360   Alabama Higher Education Loan Corporation, Student Loan                No Opt. Call           AAA         $4,428,757
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.1%

          630   Municipality of Anchorage, Alaska, Home Mortgage Revenue                3/02 at 102           AAA            653,499
                 Bonds (Mortgage-Back Securities Program), 1992,
                 8.000%, 3/01/09


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 4.8%

        5,500   Arizona Educational Loan Marketing Corporation,                        No Opt. Call           Aa2          5,600,870
                 1992 Educational Loan Revenue Bonds, Series B,
                 6.950%, 3/01/01 (Alternative Minimum Tax)

        3,650   Gilbert Unified School District No. 41 of Maricopa County,              7/04 at 100           AAA          3,805,563
                 Arizona, School Improvement Bonds, Project of 1993,
                 Series 1994C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

       11,260   Yuma Regional Medical Center on behalf of Hospital District         8/02 at 101 1/2        N/R***         12,161,588
                 No. 1 of Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

        1,160   Arkansas Development Finance Authority, Single Family                   7/05 at 102           AAA          1,184,534
                 Mortgage Revenue Bonds, 1994 Series C (Mortgage-Backed
                 Securities Program), 6.600%, 7/01/17

        1,480   Arkansas Development Finance Authority, Single Family                   7/05 at 102           AAA          1,506,906
                 Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed
                 Securities Program), 6.550%, 7/01/18 (Alternative Minimum Tax)

          197   Drew County (Arkansas), Public Facilities Board, Single Family          8/03 at 103           Aaa            203,996
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 8/01/11

          430   Residential Housing Facilities Board of Greene County,                  1/02 at 103            Aa            442,160
                 Arkansas, Subordinated Mortgage Revenue Bonds,
                 Series 1991-1, 7.250%, 1/01/10

          294   Public Facilities Board of Stuttgart, Arkansas, Single Family           9/03 at 103           Aaa            308,944
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 3.5%

                Foothill/Eastern Transportation Corridor Agency (California),
                Toll Road Revenue Bonds, Series 1995A:
       33,000    0.000%, 1/01/17                                                       No Opt. Call           AAA         12,729,420
       10,000    0.000%, 1/01/22                                                       No Opt. Call           AAA          2,767,800


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.4%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center for Immunology and Respiratory
                Medicine Project), Series 1992:
          795    6.600%, 2/15/02                                                       No Opt. Call        N/R***            810,177
        1,250    6.875%, 2/15/12 (Pre-refunded to 2/15/02)                              2/02 at 102        N/R***          1,312,450
        3,040    7.100%, 2/15/22 (Pre-refunded to 2/15/02)                              2/02 at 102        N/R***          3,203,491

        1,000   Colorado Health Facilities Authority, Hospital Revenue Bonds           12/09 at 101           Aaa            977,850
                 (Poudre Valley Health Care, Inc.), Series 1999A, 5.750%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.5%

        4,635   Connecticut Housing Finance Authority, Housing Mortgage                 5/06 at 102            AA          4,675,649
                 Finance Program Bonds, 1997 Series A, Subseries A-4,
                 6.200%, 11/15/22 (Alternative Minimum Tax)

        2,000   Connecticut Housing Finance Authority, Housing Mortgage                 5/06 at 102            AA          2,045,540
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.5%

$       2,000   District of Columbia, Hospital Revenue Refunding Bonds                  8/02 at 102         A3***         $2,097,160
                 (Washington Hospital Center Issue), Series 1992A,
                 7.000%, 8/15/05 (Pre-refunded to 8/15/02)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA-Insured Mortgage
                Loans - Section 8 Assisted Project):
          920    7.200%, 9/01/12                                                        9/02 at 102            Aa            951,970
        3,505    7.250%, 3/01/24                                                        9/02 at 102            Aa


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.9%

        4,000   Dade County, Florida, Aviation Bonds, Series 1996A,                    10/06 at 102           AAA          3,961,720
                 5.750%, 10/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.2%

        8,000   George L. Smith II World Congress Center Authority, Refunding           7/10 at 101           AAA          7,557,200
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax)

        2,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,          No Opt. Call           AAA          2,363,380
                 Series EE, 7.250%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

        2,250   Department of Budget and Finance of the State of Hawaii,                1/09 at 101           AAA          2,268,203
                 Special Purpose Revenue Bonds (Hawaii Electric Company,
                 Inc. and Subsidiaries Project), Series 1999D, 6.150%, 1/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3%

        1,180   Idaho Housing and Finance Association, Single Family Mortgage           7/06 at 102           Aa1          1,191,092
                 Bonds, 1996 Series E, 6.350%, 7/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 22.7%

        4,500   City of Chicago (Illinois), General Obligation Adjustable Rate      7/02 at 101 1/2           AAA          4,748,400
                 Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                City of Chicago (Illinois), General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
        8,670    0.000%, 1/01/24                                                       No Opt. Call           AAA          2,056,871
       16,670    0.000%, 1/01/26                                                       No Opt. Call           AAA          3,493,532

                Chicago School Reform Board of Trustees of the Board of
                Education of the City Chicago, Illinois, Unlimited Tax General
                Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       10,000    0.000%, 12/01/20                                                      No Opt. Call           AAA          2,867,000
        9,900    0.000%, 12/01/24                                                      No Opt. Call           AAA          2,179,485

        5,000   Chicago School Reform Board of Trustees of the Board of                No Opt. Call           AAA          1,856,900
                 Education of the City Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1998B-1,
                 0.000%, 12/01/16

                Chicago School Reform Board of Trustees of the Board of
                Education of the City Chicago, Illinois, Unlimited Tax General
                Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       15,000    0.000%, 12/01/21                                                      No Opt. Call           AAA          4,022,100
       10,000    0.000%, 12/01/23                                                      No Opt. Call           AAA          2,346,600

        1,100   Public Building Commission of Chicago (Illinois), Building Revenue     No Opt. Call           AAA          1,199,957
                 Bonds, Series B of 1990 (Board of Education of the
                 City of Chicago), 7.000%, 1/01/15

       13,000   City of Chicago, Illinois, Wastewater Transmission Revenue              1/06 at 102           AAA         11,388,260
                 Bonds, Series 1995, 5.125%, 1/01/25

        7,775   Town of Cicero, Cook County, Illinois, General Obligation Tax          12/04 at 102        N/R***          8,647,744
                 Increment Bonds, Series 1995A, 8.125%, 12/01/12
                 (Pre-refunded to 12/01/04)

        6,635   Illinois Development Finance Authority, Multifamily Housing             3/02 at 102           N/R          6,943,129
                 Revenue Bonds, Series 1992 (Town and Garden Apartment
                 Project), 7.800%, 3/01/06 (Alternative Minimum Tax)

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990 Subseries B (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          600    7.650%, 7/01/07                                                        1/02 at 105           AAA            640,548
        5,270    7.650%, 12/31/31                                                       1/02 at 105           AAA          5,613,868

        7,400   Illinois Health Facilities Authority, Revenue Bonds, Series 1992        7/02 at 102       Baa2***          7,828,164
                 (Trinity Medical Center), 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)

          125   Illinois Health Facilities Authority, Revenue Refunding Bonds,          4/02 at 102        AA-***            131,628
                 Series 1992A (Evangelical Hospitals Corporation),
                 6.750%, 4/15/12 (Pre-refunded to 4/15/02)



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,660   Illinois Housing Development Authority, Section 8 Elderly               9/02 at 102             A         $4,762,240
                 Housing Revenue Bonds (Garden House of Maywood
                 Development), Series 1992, 7.000%, 9/01/18

          620   Illinois Housing Development Authority, Section 8 Elderly               1/03 at 102          A***            653,362
                 Housing Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        6,390   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),      6/00 at 102           AAA          6,536,970
                 Series S, 6.800%, 6/15/12 (Pre-refunded to 6/15/00)

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        8,330    0.000%, 12/15/16                                                      No Opt. Call           AAA          3,146,824
        9,400    0.000%, 12/15/18                                                      No Opt. Call           AAA          3,113,374
       10,775    0.000%, 12/15/24                                                      No Opt. Call           AAA          2,412,092

        2,000   Onterie Center Housing Finance Corporation (An Illinois Not             7/02 at 102           AAA          2,079,240
                 For Profit Corporation), Mortgage Revenue Refunding Bonds,
                 Series 1992A (FHA-Insured Mortgage Loan - Onterie Center
                 Project), 7.050%, 7/01/27

                Village of Sugar Grove, Kane County, Illinois, Waterworks and
                Sewerage Refunding Revenue Bonds, Series 1992:
        1,395    7.500%, 5/01/17 (Pre-refunded to 5/01/02)                              5/02 at 102        N/R***          1,488,549
        1,440    7.500%, 5/01/17                                                        5/02 at 102           N/R          1,502,669

        5,190   Town of Wood River, Wood River Township Hospital, Madison               2/04 at 102           N/R          5,004,925
                 County, Illinois, General Obligation Bonds (Alternate
                 Revenue Source), Series 1993, 6.625%, 2/01/14

        5,135   Town of Wood River, Wood River Township Hospital,                       2/04 at 102           N/R          4,895,914
                 Madison County, Illinois, General Obligation Tort Immunity
                 Bonds, Series 1993, 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.4%

                Crown Point Multi-School Building Corporation, First Mortgage
                Bonds, Series 2000 (Crown Point Community School Corporation,
                Indiana):
        7,480    0.000%, 1/15/21                                                       No Opt. Call           AAA          2,128,733
        7,980    0.000%, 1/15/22                                                       No Opt. Call           AAA          2,123,877
        6,180    0.000%, 1/15/23                                                       No Opt. Call           AAA          1,544,135

       29,255   The Indianapolis (Indiana), Local Public Improvement                   No Opt. Call           AAA          6,359,452
                 Bond Bank, Series 1999E, 0.000%, 2/01/25

        2,860   PHM Elementary/Middle School Building Corporation                      No Opt. Call             A          3,033,287
                 (St. Joseph County, Indiana), First Mortgage Bonds,
                 Series 1994, 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

        1,655   Iowa Student Loan Liquidity Corporation, Student Loan                  12/02 at 102           Aaa          1,679,196
                 Revenue Bonds, Senior Series B, 5.750%, 12/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.9%

        1,925   City of Hutchinson, Kansas, Single Family Mortgage Revenue              6/02 at 103             A          2,002,116
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12

        6,440   The Unified Government of Wyandotte County/Kansas City,                No Opt. Call           AAA          1,864,895
                 Kansas, Sales Tax Special Obligation Revenue Bonds (Kansas
                 International Speedway Corporation Project),
                 Series 1999, 0.000%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1%

        5,000   Kentucky Rural Economic Development Authority, Economic                 7/02 at 102           N/R          5,127,350
                 Development Project Revenue Bonds, Series 1992
                 (Donnelly Corporation Project), 8.125%, 7/01/12
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

        1,310   Louisiana Housing Finance Agency, Mortgage Revenue Bonds                9/05 at 103           AAA          1,325,917
                 (GNMA Collateralized Mortgage Loan - St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.8%

        7,965   Maine Educational Loan Marketing Corporation,                          No Opt. Call             A          7,941,822
                 Subordinate Student Loan Revenue Bonds, Series 1994-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.4%

        6,000   Anne Arundel County, Maryland, Multifamily Housing                     No Opt. Call           BBB          6,280,800
                 Revenue Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax)



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.5%

$          30   Massachusetts Municipal Wholesale Electric Company,                    No Opt. Call          BBB+         $   32,995
                 Power Supply System Revenue Bonds,
                 1987 Series A, 8.750%, 7/01/18

        2,450   Massachusetts Health and Educational Facilities Authority,              4/02 at 102           AAA          2,586,784
                 Revenue Bonds, New England Deaconess Hospital Issue,
                 Series D, 6.875%, 4/01/22 (Pre-refunded to 4/01/02)

        3,875   Massachusetts Health and Educational Facilities Authority,              2/04 at 102           Aa2          3,699,346
                 Revenue Refunding Bonds, Youville HospitalIssue (FHA-Insured
                 Project), Series B, 6.000%, 2/15/25

        6,585   Massachusetts Health and Educational Facilities Authority,              5/08 at 102           AAA          5,492,022
                 Catholic Health East Issue, Series 1998B, 5.000%, 11/15/28

        9,085   Massachusetts Industrial Finance Agency, Resource Recovery              7/01 at 103           N/R          9,637,459
                 Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

        2,000   Massachusetts Housing Finance Agency, Rental Housing                    7/07 at 101           AAA          1,813,980
                 Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

        9,780   Massachusetts Water Resources Authority, General Revenue                7/02 at 102           AAA         10,354,379
                 Bonds, 1992 Series A, 6.750%, 7/15/12 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.9%

        1,975   Charter Township of Clinton, County of Macomb, State                    4/09 at 101           AAA          1,516,701
                 of Michigan, 1998 General Obligation Unlimited Tax
                 Police Building Bonds, 4.000%, 4/01/18

        2,500   Wayne County Building Authority (State of Michigan), Capital            3/02 at 102         A-***          2,681,525
                 Improvement Bonds, Series 1992A (LimitedTax General
                 Obligation), 8.000%, 3/01/17 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2%

       10,780   Northwest Minnesota Multi-County Housing and Redevelopment             10/04 at 102           N/R          9,636,026
                 Authority, Governmental Housing Revenue Bonds (Pooled
                 Housing Program), Series 1994A, 8.125%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.6%

        8,610   Mississippi Home Corporation, Residual Revenue Capital             3/04 at 41 21/32           Aaa          2,898,987
                 Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 3.7%

        2,830   City of Grand Island, Nebraska, Electric System Revenue Bonds,          9/00 at 100         A+***          2,959,416
                 1977 Series, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program, Inc., Senior                   No Opt. Call           AAA          2,405,014
                 Subordinate Bonds, Series A-5B,6.250%, 6/01/18
                 (Alternative Minimum Tax)

       10,935   Omaha Public Power District (Nebraska), Electric                    2/02 at 101 1/2           AAA         11,399,409
                 System Revenue Bonds, 1992 Series A,
                 6.500%, 2/01/17 (Pre-refunded to 2/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2%

          890   New Hampshire Municipal Bond Bank, Educational                         No Opt. Call           N/R            914,893
                 Institutions Division Revenue Bonds (1994 Coe-Brown
                 Northwood Academy Project), 7.250%, 5/01/09


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.9%

        1,000   The City of New York, General Obligation Bonds, Fiscal                 No Opt. Call            A-          1,068,450
                 1995 Series A, 7.000%, 8/01/04

        2,075   The City of New York, General Obligation Bonds, Fiscal 1990        11/01 at 101 1/2           AAA          2,218,715
                 Series F, 8.400%, 11/15/05 (Pre-refunded to 11/15/01)

        2,000   The City of New York, General Obligation Bonds, Fiscal 1992         8/02 at 101 1/2           AAA          2,105,100
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                 (Pre-refunded to 8/01/02)

        4,000   The City of New York, General Obligation Bonds, Fiscal 1996         2/06 at 101 1/2            A-          3,982,040
                 Series J (Subseries J-1), 5.875%, 2/15/19

                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
        3,920    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                          8/01 at 101 1/2           Aaa          4,208,159
           80    9.500%, 8/01/02                                                    8/01 at 101 1/2            A-             85,398

                The City of New York, General Obligation Bonds, Fiscal 1995 Series E:
          450    6.500%, 8/01/02                                                       No Opt. Call           Aaa            466,389
        1,100    6.500%, 8/01/02                                                       No Opt. Call            A-          1,135,068
        3,080    6.600%, 8/01/04                                                       No Opt. Call            A-          3,246,228




    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       4,480   New York City Transitional Finance Authority, Future Tax Secured        8/07 at 101            AA         $3,999,386
                 Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

        6,500   Dormitory Authority of the State of New York, City University           7/00 at 102           Aaa          6,665,490
                 System Consolidated Revenue Bonds, Series 1990A,
                 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

        5,000   New York Local Government Assistance Corporation,                       4/01 at 102           AAA          5,237,850
                 New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)

        5,780   New York State Medical Care Facilities Finance Agency,                  8/02 at 102           AAA          5,827,165
                 Hospital and Nursing Home FHA-Insured Mortgage
                 Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

        4,705   New York State Medical Care Facilities Finance Agency,                  8/03 at 102           AAA          4,697,990
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        4,000   New York State Medical Care Facilities Finance Agency,                  2/04 at 102           AAA          3,767,440
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24

        8,450   New York State Urban Development Corporation, State                     4/01 at 102           Aaa          8,851,967
                 Facilities Revenue Bonds, Series 1991, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.2%

       10,300   North Carolina Eastern Municipal Power Agency, Power System            No Opt. Call           AAA         10,532,059
                 Revenue Bonds, Refunding Series 1993 B, 6.000%, 1/01/22

        2,130   North Carolina Housing Finance Agency, Multifamily                      7/02 at 102            AA          2,219,055
                 Revenue Refunding Bonds (1992 Refunding Bond Resolution),
                 Series B, 6.900%, 7/01/24

        1,750   North Carolina Housing Finance Agency, Home Ownership Revenue           7/08 at 101            AA          1,592,150
                 Bonds, Series 1-A (1998 Trust Agreement), 5.375%, 1/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.6%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Mortgage            7/04 at 103           AAA          2,182,605
                 Revenue Refunding Bonds, Series 1994A (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects),
                 6.750%, 1/15/25

          715   Toledo-Lucas County Port Authority, Development Revenue                 5/00 at 102           N/R            726,869
                 Bonds (Northwest Ohio Bond Fund), Series 1992A,
                 7.750%, 5/15/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.0%

        5,000   Delaware County Industrial Development Authority                        1/08 at 102           BB-          4,357,600
                 (Pennsylvania), Refunding Revenue Bonds, Series A 1997
                 (Resource Recovery Facility), 6.200%, 7/01/19

        2,000   Falls Township Hospital Authority, Refunding Revenue Bonds,             8/02 at 102           AAA          2,108,320
                 The Delaware Valley Medical Center Project (FHA-Insured
                 Mortgage), Series 1992, 7.000%, 8/01/22

          520   Northampton County Hospital Authority (Pennsylvania), Hospital         No Opt. Call           BBB            522,002
                 Revenue Bonds (Easton Hospital), Series A of 1992,
                 6.900%, 1/01/02

        7,540   City of Philadelphia, Pennsylvania, Water and Sewer Revenue            No Opt. Call           AAA          7,983,578
                 Bonds, Tenth Series, 7.350%, 9/01/04

        2,500   The Hospitals and Higher Education Facilities Authority of              8/02 at 102            A+          2,610,775
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992A, 7.000%, 8/15/12

        4,450   The Hospitals and Higher Education Facilities Authority of              8/00 at 100            A+          4,621,103
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992B, 7.000%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

                The Health and Educational Facilities Board of the City of
                Johnson City, Tennessee, Hospital Revenue Refunding and
                Improvement Bonds, Series 1998C (Johnson City Medical Center
                Hospital):
        2,060    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                              7/23 at 100                        1,865,577
        1,590    5.125%, 7/01/25                                                        1/09 at 101           AAA          1,430,285


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 1.2%

        4,157   General Services Commission (An Agency of the State of Texas),          9/01 at 101             A          4,323,310
                 as Lessee, Participation Interests, 7.500%, 9/01/22

          970   Victoria Housing Finance Corporation, Single Family Mortgage           No Opt. Call           Aaa          1,008,412
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11



PORTFOLIO OF INVESTMENTS (Unaudited)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF) (continued)
April 30, 2000


    PRINCIPAL                                                                        OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*        RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6%

$         665   Utah Housing Finance Agency, Single Family Mortgage Bonds,              1/07 at 102            AA         $  667,986
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

        1,975   Utah Housing Finance Agency, Single Family Mortgage Bonds,          7/07 at 101 1/2            AA          1,959,042
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.9%

        3,200   Suffolk Redevelopment and Housing Authority, Multifamily                7/02 at 104          Baa2          3,348,672
                 Housing Revenue Refunding Bonds, Series 1994 (Chase
                 Heritage at Dulles Project), 7.000%, 7/01/24

        5,000   Virginia Housing Development Authority, Commonwealth                    1/02 at 102           AA+          5,087,900
                 Mortgage Bonds, 1992 Series A, 7.100%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.3%

        9,500   State of Washington, General Obligation and General Obligation         No Opt. Call           AA+         10,221,335
                 Refunding Bonds, Series 1992A and AT-6, 6.250%, 2/01/11

        2,500   Washington Health Care Facilities Authority, Revenue Bonds,             2/02 at 102        AA-***          2,626,225
                 Series 1992 (Sacred Heart Medical Center, Spokane),
                 6.875%, 2/15/12 (Pre-refunded to 2/15/02)

        2,000   Washington Public Power Supply System, Nuclear Project                  7/00 at 102           Aa1          2,046,640
                 No. 3 Refunding Revenue Bonds, Series 1990B, 7.375%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.3%

        1,375   West Virginia Housing Development Fund, Housing Finance                 5/02 at 102           AAA          1,405,085
                 Bonds, 1992 Series B, 7.200%, 11/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.2%

        2,985   Silver Lake Sanitary District, Waushar County, Wisconsin,              10/02 at 100        N/R***          3,200,696
                 Sewer System Mortgage Revenue Bonds,
                 8.000%, 10/01/18 (Pre-refunded to 10/01/02)

        5,950   Wisconsin Housing and Economic Development Authority,                   1/02 at 102            AA          6,207,334
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue          2/10 at 101            AA          5,020,850
                 Bonds, Series 1999 (Marshfield Clinic), 6.250%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     588,803   Total Investments - (cost $436,545,685) - 98.5%                                                          441,291,897
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.5%                                                                      6,538,547
             -----------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $447,830,444
             =======================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
April 30, 2000

                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value      $802,664,763         $736,271,700      $1,194,701,673        $441,291,897
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value         5,490,000            9,000,000                  --                  --
 Cash                                                        10,143,893                   --           3,122,428           1,218,674
 Receivables:
   Interest                                                  15,385,177           14,833,308          24,614,761           6,997,861
   Investments sold                                          20,001,423            3,803,773          14,243,489             444,934
 Other assets                                                    57,466               62,175              35,456              32,798
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          853,742,722          763,970,956       1,236,717,807         449,986,164
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                      --            6,563,939                  --                  --
 Payable for investments purchased                           49,629,185                   --          12,339,011                  --
 Accrued expenses:
   Management fees                                              414,565              390,508             622,570             234,974
   Other                                                        235,251              227,636             437,088             219,220
 Preferred share dividends payable                              188,830              176,475             272,390              87,404
 Common share dividends payable                               2,663,144            2,609,310           4,336,314           1,614,122
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                      53,130,975            9,967,868          18,007,373           2,155,720
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $800,611,747         $754,003,088      $1,218,710,434        $447,830,444
====================================================================================================================================
Preferred shares, at liquidation value                     $301,000,000         $279,000,000      $  452,000,000        $165,000,000
====================================================================================================================================
Preferred shares outstanding                                     12,040               11,160              18,080               6,600
====================================================================================================================================
Common shares outstanding                                    35,748,959           33,887,474          54,204,488          20,051,949
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common
   shares outstanding)                                         $  13.98             $  14.02             $ 14.14            $  14.10
====================================================================================================================================


                                                                                     See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000

                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                           $25,056,778          $23,687,010         $39,559,051         $14,369,065
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                              2,489,939            2,346,070           3,759,551           1,415,600
 Preferred shares - auction fees                                353,911              331,500             541,726             195,240
 Preferred shares - dividend disbursing agent fees               24,932               32,932              29,917              14,959
 Shareholders' servicing agent fees and expenses                 34,639               17,986              50,159              17,359
 Custodian's fees and expenses                                   53,826               39,608              77,928              43,959
 Directors' fees and expenses                                     9,223                8,766              13,194               5,546
 Professional fees                                                6,775                6,251               6,747              14,682
 Shareholders' reports - printing and mailing expenses           31,163               22,685              52,561               8,479
 Stock exchange listing fees                                     16,451               16,721              26,726              13,886
 Investor relations expense                                      36,553               24,248              47,968              20,258
 Other expenses                                                  28,109               23,454              55,950              35,937
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                    3,085,521            2,870,221           4,662,427           1,785,905
   Custodian fee credit                                         (37,096)             (22,515)            (13,516)           (17,926)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  3,048,425            2,847,706           4,648,911           1,767,979
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        22,008,353           20,839,304          34,910,140          12,601,086
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions         1,178,258               66,819           1,835,919           (792,142)
Change in net unrealized appreciation (depreciation)
of investments                                               (2,588,255)            (178,272)        (11,274,177)        (1,521,774)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                             (1,409,997)            (111,453)         (9,438,258)        (2,313,916)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $20,598,356          $20,727,851         $25,471,882         $10,287,170
====================================================================================================================================
                                                                                     See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                                 INVESTMENT QUALITY                          SELECT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/00             10/31/99             4/30/00            10/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 22,008,353         $ 43,074,759        $ 20,839,304        $ 41,453,626
Net realized gain (loss) from investment transactions         1,178,258              338,511              66,819           5,858,883
Change in net unrealized appreciation (depreciation)
of investments                                               (2,588,255)         (70,205,721)           (178,272)       (61,475,965)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        20,598,356          (26,792,451)         20,727,851        (14,163,456)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (16,450,653)         (34,265,653)        (16,119,831)       (32,426,412)
   Preferred shareholders                                    (5,877,368)          (8,670,344)         (5,606,918)        (8,276,367)
From accumulated net realized gains from investment
transactions:
   Common shareholders                                         (129,711)                  --             (78,386)                 --
   Preferred shareholders                                       (37,355)                  --             (21,716)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (22,495,087)         (42,935,997)        (21,826,851)       (40,702,779)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
due to reinvestment of distributions                                --             1,719,616                  --           1,695,759
Net proceeds from sale of Preferred shares                          --            50,366,822                  --          38,498,158
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions          --            52,086,438                  --          40,193,917
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (1,896,731)         (17,642,010)         (1,099,000)       (14,672,318)
Net assets at the beginning of period                       802,508,478          820,150,488         755,102,088         769,774,406
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $800,611,747         $802,508,478        $754,003,088        $755,102,088
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the
end of period                                              $    439,652         $    759,320        $    517,349        $  1,404,794
====================================================================================================================================
                                                                                     See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (continued)


                                                                 QUALITY INCOME                          PREMIER INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/00             10/31/99             4/30/00            10/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   34,910,140       $   68,385,627        $ 12,601,086        $ 24,338,021
Net realized gain (loss) from investment transactions         1,835,919            1,695,294            (792,142)          (103,628)
Change in net unrealized appreciation (depreciation)
of investments                                              (11,274,177)         (81,930,200)         (1,521,774)       (30,317,584)
Net increase (decrease) in net assets from operations        25,471,882          (11,849,279)         10,287,170         (6,083,191)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (26,722,820)         (55,411,229)         (9,685,094)       (19,324,413)
   Preferred shareholders                                    (8,884,094)         (13,547,036)         (3,280,910)        (4,817,350)
From accumulated net realized gains from investment
transactions:
   Common shareholders                                               --                   --                  --            (45,889)
   Preferred shareholders                                            --                   --                  --            (11,424)
Decrease in net assets from distributions to shareholders   (35,606,914)         (68,958,265)        (12,966,004)       (24,199,076)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
due to reinvestment of distributions                                --            6,887,216                  --           2,004,966
Net proceeds from sale of Preferred shares                          --           51,357,544                  --          24,638,050
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions          --           58,244,760                  --          26,643,016
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (10,135,032)         (22,562,784)         (2,678,834)        (3,639,251)
Net assets at the beginning of period                     1,228,845,466        1,251,408,250         450,509,278         454,148,529
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                          $1,218,710,434       $1,228,845,466        $447,830,444        $450,509,278
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the
end of period                                            $      246,577       $      943,351        $    280,504        $    645,422
====================================================================================================================================
                                                                                     See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Investment Quality and Quality Income had outstanding when-issued purchase commitments of $49,629,185 and $9,744,411, respectively. There were no such outstanding purchase commitments in either Select Quality or Premier Income.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,500        2,000        3,000        1,000
   Series T                                                  2,500        2,000        3,000        2,800
   Series W                                                  2,500        2,800        3,000           --
   Series W2                                                    --           --        2,080           --
   Series Th                                                 2,040        1,560        4,000        2,800
   Series F                                                  2,500        2,800        3,000           --
------------------------------------------------------------------------------------------------------------
Total                                                       12,040       11,160       18,080        6,600
============================================================================================================

Derivative Financial Instruments

The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2000.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                    INVESTMENT QUALITY               SELECT QUALITY
------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                   4/30/00        10/31/99         4/30/00         10/31/99
------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of
   distributions                                      --          110,452            --            106,069
============================================================================================================
Preferred shares sold                                 --           2,040             --             1,560
============================================================================================================


                                                      QUALITY INCOME                 PREMIER INCOME
------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                   4/30/00        10/31/99         4/30/00         10/31/99
------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of
   distributions                                      --          427,864            --            124,386
============================================================================================================
Preferred shares sold                                 --           2,080             --             1,000
============================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 15, 2000, as follows:

                                                     INVESTMENT         SELECT         QUALITY       PREMIER
                                                        QUALITY        QUALITY          INCOME        INCOME
------------------------------------------------------------------------------------------------------------
Dividend per share                                       $.0745         $.0770          $.0800        $.0805
============================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April
30, 2000, were as follows:

                                                     INVESTMENT         SELECT         QUALITY       PREMIER
                                                        QUALITY        QUALITY          INCOME        INCOME
------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                  $107,595,562   $124,119,219    $109,698,738   $25,190,544
   Short-term municipal securities                   47,440,000     55,100,000       8,700,000     2,450,000
Sales and maturities:
   Long-term municipal securities                    97,398,991    130,752,934     115,315,402    13,791,955
   Short-term municipal securities                   41,950,000     72,500,000       8,700,000    22,040,000
============================================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                     INVESTMENT         SELECT         QUALITY       PREMIER
                                                        QUALITY        QUALITY          INCOME        INCOME
------------------------------------------------------------------------------------------------------------
                                                   $808,729,186   $742,628,975  $1,184,964,944  $436,545,685
============================================================================================================

At October 31, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         SELECT        QUALITY       PREMIER
                                                                        QUALITY         INCOME        INCOME
------------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                                 $     --      $162,599      $     --
   2004                                                                  119,959       486,077            --
   2005                                                                  260,112            --            --
   2006                                                                       --            --            --
   2007                                                                       --            --       103,628
------------------------------------------------------------------------------------------------------------
Total                                                                   $380,071      $648,676      $103,628
============================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                     INVESTMENT         SELECT         QUALITY       PREMIER
                                                        QUALITY        QUALITY          INCOME        INCOME
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                    $ 20,397,553   $ 18,343,214    $ 39,636,508  $ 15,836,728
   depreciation                                     (20,971,976)   (15,700,489)    (29,899,779)  (11,090,516)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $   (574,423)  $  2,642,725    $  9,736,729  $  4,746,212
------------------------------------------------------------------------------------------------------------

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At April 30, 2000, net assets consisted of:

                                                         INVESTMENT       SELECT        QUALITY      PREMIER
                                                            QUALITY      QUALITY         INCOME       INCOME
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
    at liquidation value                               $301,000,000 $279,000,000 $  452,000,000 $165,000,000
Common shares, $.01 par value per share                     357,490      338,875        542,045      200,519
Paid-in surplus                                         498,212,449  471,917,493    754,990,467  278,496,084
Balance of undistributed net investment income              439,652      517,349        246,577      280,504
Accumulated net realized gain (loss) from
   investment transactions                                1,176,579     (476,321)       718,171    (892,875)
Net unrealized appreciation (depreciation) of investments  (574,423)   2,705,692     10,213,174    4,746,212
------------------------------------------------------------------------------------------------------------
Net assets                                             $800,611,747 $754,003,088 $1,218,710,434 $447,830,444
============================================================================================================
Authorized shares:
   Common                                               200,000,000  200,000,000    200,000,000  200,000,000
   Preferred                                              1,000,000    1,000,000      1,000,000    1,000,000
============================================================================================================




8. INVESTMENT COMPOSITION

At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
------------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              4%           2%          --%           5%
Healthcare                                                    16            9             7           9
Housing/Multifamily                                            3            7             3          13
Housing/Single Family                                         11            8             7           5
Tax Obligation/General                                         9           13             9           9
Tax Obligation/Limited                                         7           11             6          12
Transportation                                                10           12            15           1
U.S. Guaranteed                                               20           18            32          33
Utilities                                                      9           12             8           6
Water and Sewer                                               10            5             8           3
Other                                                          1            3             5           4
------------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
============================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (58% for Investment Quality, 62% for Select Quality, 54% for Quality Income and 56% for Premier Income).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:



                                          INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                   -------------------------------------  ----------------------------------------------------------
                                                                          NET            NET
                                                 NET                      INVESTMENT     INVESTMENT   CAPITAL    CAPITAL
                                                 REALIZED/                INCOME TO      INCOME TO    GAINS TO   GAINS TO
                      BEGINNING    NET           UNREALIZED               COMMON         PREFERRED    COMMON     PREFERRED
                      NET ASSET    INVESTMENT    INVESTMENT               SHARE-         SHARE-       SHARE-     SHARE-
                      VALUE        INCOME        GAIN (LOSS)    TOTAL     HOLDERS        HOLDERS+     HOLDERS    HOLDERS+     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
Year Ended 10/31:
    2000 (a)         $14.03       $ .61         $ (.04)        $ .57     $ (.46)        $ (.16)        $--        $--       $  (.62)
    1999              16.00        1.21          (1.96)         (.75)      (.96)          (.24)         --         --         (1.20)
    1998              15.77        1.22            .25          1.47       (.98)          (.25)        (.01)       --         (1.24)
    1997              15.48        1.25            .30          1.55      (1.01)          (.25)         --         --         (1.26)
    1996              15.65        1.29           (.17)         1.12      (1.03)          (.26)         --         --         (1.29)
    1995              14.65        1.33           1.04          2.37      (1.08)          (.29)         --         --         (1.37)
SELECT QUALITY
Year Ended 10/31:
    2000 (a)          14.05         .61            .01           .62       (.48)          (.17)         --         --          (.65)
    1999              15.68        1.22          (1.64)         (.42)      (.96)          (.24)         --         --         (1.20)
    1998              15.48        1.23            .19          1.42       (.97)          (.25)         --         --         (1.22)
    1997              15.12        1.25            .37          1.62      (1.01)          (.25)         --         --         (1.26)
    1996              15.29        1.27           (.17)         1.10      (1.01)          (.26)         --         --         (1.27)
    1995              14.03        1.30           1.30          2.60      (1.05)          (.29)         --         --         (1.34)
QUALITY INCOME
Year Ended 10/31:
    2000 (a)          14.33         .64           (.18)          .46       (.49)          (.16)         --         --          (.65)
    1999              15.83        1.27          (1.48)         (.21)     (1.03)          (.25)         --         --         (1.28)
    1998              15.73        1.27            .12          1.39      (1.03)          (.26)         --         --         (1.29)
    1997              15.44        1.29            .29          1.58      (1.03)          (.26)         --         --         (1.29)
    1996              15.43        1.30            .02          1.32      (1.03)          (.28)         --         --         (1.31)
    1995              14.20        1.31           1.26          2.57      (1.03)          (.31)         --         --         (1.34)
PREMIER INCOME
Year Ended 10/31:
    2000 (a)          14.24         .63           (.13)          .50       (.48)          (.16)         --         --          (.64)
    1999              15.76        1.22          (1.51)         (.29)      (.97)          (.24)         --         --         (1.21)
    1998              15.62        1.22            .17          1.39      (1.00)          (.25)         --         --         (1.25)
    1997              15.38        1.25            .31          1.56      (1.03)          (.24)        (.04)      (.01)       (1.32)
    1996              15.34        1.27            .12          1.39      (1.01)          (.26)        (.06)      (.02)       (1.35)
    1995              14.08        1.28           1.34          2.62      (1.01)          (.28)        (.06)      (.01)       (1.36)
====================================================================================================================================

                                                                                 TOTAL RETURNS
                                                                            ------------------------
                           ORGANIZATION
                           AND OFFERING
                           COSTS AND                                                         BASED
                           PREFERRED        ENDING                           BASED           ON
                           SHARE            NET               ENDING         ON              NET
                           UNDERWRITING     ASSET             MARKET         MARKET          ASSET
                           DISCOUNTS        VALUE             VALUE          VALUE**         VALUE**
----------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
Year Ended 10/31:
    2000 (a)               $--              $13.98           $12.4375        (3.09)%         3.01%
    1999                   (.02)             14.03            13.3125        (8.51)         (6.64)
    1998                    --               16.00            15.5000         5.97           7.97
    1997                    --               15.77            15.5625        10.82           8.68
    1996                    --               15.48            15.0000         6.13           5.70
    1995                    --               15.65            15.1250        21.89          14.71
SELECT QUALITY
Year Ended 10/31:
    2000 (a)                --               14.02            12.5000        (1.15)          3.26
    1999                   (.01)             14.05            13.1250       (13.63)         (4.55)
    1998                    --               15.68            16.1875        10.96           7.77
    1997                    --               15.48            15.5000         9.43           9.35
    1996                    --               15.12            15.1250         9.71           5.71
    1995                    --               15.29            14.7500        21.03          17.03
QUALITY INCOME
Year Ended 10/31:
    2000 (a)                --               14.14            12.7500        (5.43)          2.16
    1999                   (.01)             14.33            14.0000       (11.17)         (3.20)
    1998                    --               15.83            16.8125         9.64           7.37
    1997                    --               15.73            16.3125        14.22           8.81
    1996                    --               15.44            15.2500        10.61           6.93
    1995                    --               15.43            14.7500        23.26          16.51
PREMIER INCOME
Year Ended 10/31:
    2000 (a)                --               14.10            13.5000         5.10           2.46
    1999                   (.02)             14.24            13.3125       (17.25)         (3.71)
    1998                    --               15.76            17.1250        10.29           7.49
    1997                    --               15.62            16.5000        16.81           8.85
    1996                    --               15.38            15.1250        11.00           7.51
    1995                    --               15.34            14.6250        23.92          17.15

====================================================================================================

                                                           RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------------------------
                                                                           BEFORE CREDIT
                                               --------------------------------------------------------------------

                                                                RATIO OF NET                         RATIO OF NET
                                               RATIO OF         INVESTMENT         RATIO OF          INVESTMENT
                                               EXPENSES         INCOME TO          EXPENSES          INCOME TO
                                               TO AVERAGE       AVERAGE            TO AVERAGE        AVERAGE
                            ENDING             NET ASSETS       NET ASSETS         TOTAL             TOTAL
                            NET                APPLICABLE       APPLICABLE         NET ASSETS        NET ASSETS
                            ASSETS             TO COMMON        TO COMMON          INCLUDING         INCLUDING
                            (000)              SHARES++         SHARES++           PREFERRED++       PREFERRED++
-------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
Year Ended 10/31:
    2000 (a)               $800,612            1.24%*           8.83%*             .77%*             5.51%*
    1999                    802,508            1.17             7.85               .77               5.24
    1998                    820,150            1.12             7.66               .78               5.31
    1997                    809,337            1.13             8.08               .78               5.56
    1996                    798,349            1.14             8.32               .78               5.71
    1995                    804,221            1.15             8.74               .78               5.97
SELECT QUALITY
Year Ended 10/31:
    2000 (a)                754,003            1.22*            8.82*              .76*              5.55*
    1999                    755,102            1.17             8.07               .78               5.39
    1998                    769,774            1.14             7.87               .78               5.40
    1997                    759,770            1.15             8.22               .78               5.59
    1996                    745,059            1.15             8.39               .78               5.69
    1995                    749,883            1.18             8.81               .79               5.91
QUALITY INCOME
Year Ended 10/31:
    2000 (a)              1,218,710            1.22*            9.10*              .77*              5.73*
    1999                  1,228,845            1.17             8.26               .77               5.47
    1998                  1,251,408            1.13             8.08               .77               5.49
    1997                  1,238,536            1.15             8.35               .77               5.62
    1996                  1,219,663            1.15             8.44               .77               5.67
    1995                  1,218,905            1.18             8.84               .78               5.86
PREMIER INCOME
Year Ended 10/31:
    2000 (a)                447,830            1.27*            8.92*              .80*              5.63*
    1999                    450,509            1.19             7.98               .79               5.35
    1998                    454,149            1.15             7.80               .79               5.38
    1997                    448,807            1.17             8.14               .80               5.57
    1996                    442,153            1.18             8.29               .81               5.66
    1995                    441,381            1.19             8.66               .80               5.84

===================================================================================================================
                                                           RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------------------------
                                                        AFTER CREDIT***
                           ---------------------------------------------------------------------------



                                               RATIO OF NET                         RATIO OF NET
                           RATIO OF            INVESTMENT        RATIO OF           INVESTMENT
                           EXPENSES            INCOME TO         EXPENSES           INCOME TO
                           TO AVERAGE          AVERAGE           TO AVERAGE         AVERAGE
                           NET ASSETS          NET ASSETS        TOTAL              TOTAL
                           APPLICABLE          APPLICABLE        NET ASSETS         NET ASSETS         PORTFOLIO
                           TO COMMON           TO COMMON         INCLUDING          INCLUDING          TURNOVER
                           SHARES++            SHARES++          PREFERRED++        PREFERRED++        RATE
---------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
Year Ended 10/31:
    2000 (a)               1.23%*              8.85%*            .76%*              5.52%*             12%
    1999                   1.16                7.86              .77                5.24               16
    1998                   1.12                7.66              .78                5.31                7
    1997                   1.13                8.08              .78                5.56               14
    1996                   1.14                8.32              .78                5.71                8
    1995                   1.15                8.74              .78                5.97               11
SELECT QUALITY
Year Ended 10/31:
    2000 (a)               1.21*               8.83*             .76*               5.55*              17
    1999                   1.16                8.08              .78                5.39               27
    1998                   1.14                7.87              .78                5.40                7
    1997                   1.15                8.22              .78                5.59               10
    1996                   1.15                8.39              .78                5.69               13
    1995                   1.18                8.81              .79                5.91                7
QUALITY INCOME
Year Ended 10/31:
    2000 (a)               1.21*               9.10*             .76*               5.73*               9
    1999                   1.16                8.27              .77                5.47               13
    1998                   1.13                8.08              .77                5.49               19
    1997                   1.15                8.35              .77                5.62                9
    1996                   1.15                8.44              .77                5.67               11
    1995                   1.18                8.84              .78                5.86               17
PREMIER INCOME
Year Ended 10/31:
    2000 (a)               1.25*               8.93*             .79*               5.64*               3
    1999                   1.18                7.99              .79                5.35               11
    1998                   1.15                7.80              .79                5.38               19
    1997                   1.17                8.14              .80                5.57                5
    1996                   1.18                8.29              .81                5.66                8
    1995                   1.19                8.66              .80                5.84               22
==================================================================================================================

     *    Annualized.

     ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

     ***  After custodian fee credit, where applicable.

     +    The amounts shown are based on Common share equivalents.

     ++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

     (a)  For the six months ended April 30, 2000.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.


Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended April 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS

PHOTO: John Nuveen, Sr.

John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.



With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.



To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO:NUVEEN Investments

Invest well. Look ahead. LEAVE YOUR MARK.sm



John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com



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